ING U.S.Quarterly Investor Supplement

June 3 0 , 2 0 1 3

This report should be read in conjunction with ING U.S. Inc.‘s Quarterly Report on Form 10-Q for the period ended June 30, 2013 as filed with the Securities and Exchange Commission. All financial information is unaudited.

ING U.S.

Table of Contents

Page

Consolidated

Explanatory Note on Non-GAAP Financial Information 3-4

Organizational Chart 5

Key Metrics 6

Return on Capital 7

Adjusted Operating Earnings Before Interest, After Income Taxes 8

Consolidated Balance Sheets 9

Consolidated Statements of Operations 10

Ongoing Business Sources of Operating Earnings 11

Consolidated Earnings Before Income Taxes 12

Operating Earnings by Segment 13-14

Operating Revenues and Operating Earnings by Segment 15

Adjusted Operating Earnings by Segment 16

DAC/VOBA Segment Trends 17

Consolidated Capital Structure 18

Consolidated Assets Under Management/Assets Under Administration 19

Retirement

Sources of Operating Earnings 21

Operating Earnings 22

Assets Under Management/Assets Under Administration 23

Assets Under Management Rollforward 24

Annuities

Sources of Operating Earnings 26

Operating Earnings 27

Assets Under Management 28

Assets Under Management Rollforward 29

Investment Management

Sources of Operating Earnings 31

Operating Earnings 32

Key Metrics 33

Account Value Rollforward by Source 34

Account Value by Asset Type 35

Individual Life

Sources of Operating Earnings 37

Operating Earnings 38

Key Metrics 39

Employee Benefits

Sources of Operating Earnings 41

Operating Earnings 42

Key Metrics 43

Corporate

Operating Earnings 45

Closed Blocks

ISP and Other Operating Earnings 47

Closed Block Variable Annuity Income (Loss) Before Income Taxes 48

Closed Block Variable Annuity Death and Living Benefits 49

Assets Under Management Rollforward 50

General Account

Portfolio Composition 52

Portfolio Results 53

Alternative Investment Income 54

Unrealized Gains (Losses) 55

Asset Backed Securities 56

RMBS Securities Summary 57

CMBS and Other Asset-Backed Securities Summary 58

Mortgage Loans on Real Estate 59

US and Foreign Corporate Securities 60

Exposure to European Debt- Fixed Maturities and Equity Securities 61

Additional Information

Adjustments to Operating Earnings by Segment 63

Average Capital and Financial Leverage 64

Operating Revenues by Segment 65

Ongoing Business Sources of Earnings Reconciliation 66-68

Fixed Maturity Securities—Hannover Life Re Modco Reinsurance 69

Financial Ratings 70

Operating earnings before income taxes is an internal measure we use to evaluate segment performance. Operating earnings before income taxes does not replace net income (loss) as the GAAP measure of the consolidated results of operations and consists of operating revenues less operating benefits and expenses. Each segment’s operating earnings before income taxes is calculated by adjusting income (loss) before income taxes for the following items:

Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (“FVO”) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread;

Income (loss) related to business exited through reinsurance or divestment;

Income (loss) attributable to noncontrolling interests;

Income (loss) related to early extinguishment of debt;

Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

Immediate recognition of net actuarial gains (losses) related to our pension and other post-employment benefit obligations and gains (losses) from plan amendments and curtailments; and

Other items, including restructuring expenses (severance, lease write-offs, etc.), integration expenses related to our acquisition of CitiStreet and certain third-party expenses and deal incentives related to the anticipated divestment of the Company by ING Group.

ING U.S

Explanatory Note on Non-GAAP Financial Information

Adjusted operating earnings is also an internal measure we use to evaluate segment performance. This measure excludes from operating earnings the following items: (1) DAC/VOBA and other intangibles unlocking and (2) investment portfolio restructurings implemented in 2012. DAC/VOBA and other intangibles unlocking can be volatile, so excluding the effect of this can improve period to period comparability. The investment portfolio restructurings in 2012 reduced the run-rate level of investment income, and we believe that such effects are not reflective of the performance of our Ongoing Business.

In addition to book value per share including accumulate other comprehensive income (AOCI), we look at book value per share excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, so book value per share excluding AOCI provides a metric consistent with that view.

Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within operating earnings before income taxes. When we present the adjustments to Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our Closed Block Variable Annuity segment.

The most directly comparable GAAP measure to operating earnings before income taxes is net income (loss) before income taxes. For a reconciliation of operating earnings before income taxes to income (loss) before income taxes, refer to the “Consolidated Earnings Before Income Taxes” page in this document.

Operating revenues is a measure of our segment revenues. We calculate operating revenues by adjusting each segment’s revenue for the following items:

Net realized investment gains (losses) and related charges and adjustments, which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the

FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These items are net of related amortization of unearned revenue;

Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in our nonperformance spread;

Revenues related to businesses exited through reinsurance or divestment;

Revenues attributable to noncontrolling interests;

Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, as well as other items where the income is passed on to third parties.

Operating revenues also excludes the revenues of our Closed Block Variable Annuity segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our Closed Block Variable Annuity segment.

The most directly comparable GAAP measure to operating revenues is total revenues. For a reconciliation of operating revenue to total revenues, please refer to the “Operating Revenues by Segment” page in this document.

We analyze our Ongoing Business performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such:

Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

Fee based margin consists primarily of fees earned on AUM, AUA, and transaction based recordkeeping fees.

Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.

ING U.S.

Organizational Chart

ING U.S.

Ongoing Business

Retirement Solutions

Investment Management

Insurance Solutions

Closed Blocks

Corporate

Retirement

Annuities

Full Service

Plans

Recordkeeping

Services

Stable value

Plans

IRAs

Brokerage

accounts

Fixed Indexed annuities

Annuity and custodial products

Retirement, Retail Institutional Funds

Fixed Income

Equity

Multi-assets strategies and solutions

Senior bank loans

Alternatives

Individual Life

Term life

Universal life

Indexed

universal life

Variable

universal life

Employee Benefits

Stop loss

Group life

Voluntary benefits

Group disability

Variable Annuity Institutional Spread products

Other

ING U.S.
Key Metrics

(in millions USD, except for per share data)	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	Year-to-Date 6/30/13	6/30/12
Operating earnings before income taxes - Ongoing Business	306.8	285.4	228.9	306.4	191.7	592.2	455.6
Operating earnings before income taxes - ING U.S.	272.0	256.7	209.1	270.6	198.8	528.7	438.6
Net income (loss)	(85.3)	(225.5)	(106.9)	386.8	852.1	(310.8)	331.3
Net income (loss) attributable to noncontrolling interest	(3.1)	(13.5)	(84.2)	20.3	217.7	(16.6)	202.1
Net income (loss) available to ING U.S. Inc.'s common shareholders	(82.2)	(212.0)	(22.7)	366.5	634.4	(294.2)	129.2
Ongoing Business adjusted operating return on equity [1]	10.4%	9.5%	N/A	N/A	N/A	9.9%	N/A
Debt to Capital (Excluding AOCI)	26.2%	27.2%	27.3%	27.6%	28.6%	26.2%	28.6%
Per Share Data:							
Operating earnings per share	0.71	0.73	0.59	0.76	0.56	1.43	1.24
Net income (loss) per share	(0.33)	(0.92)	(0.10)	1.59	2.76	(1.22)	0.56
Total ING U.S. Inc. Shareholders' Equity - Excluding AOCI	10,383.8	9,938.3	10,164.2	10,209.0	9,820.3	10,383.8	9,820.3
Book value per share (Excluding AOCI)	39.82	43.21	44.19	44.39	42.70	39.82	42.70
Weighted average shares outstanding (in millions)	250.3	230.0	230.0	230.0	230.0	240.2	230.0
Ending shares outstanding (in millions)	260.8	230.0	230.0	230.0	230.0	260.8	230.0

[1] Assumes debt-to-capital ratio of approximately 25% in each year and a weighted average pre-tax interest rate of approximately 5.5% on financial leverage

Page 6 of 70

ING U.S.

Return on Capital

Six Months Ended June 30, 2013

Retirement Solutions Investment Insurance Solutions Ongoing Closed Block Corporate and Consolidated

Retirement Annuities Management Individual Life Employee Business Variable Annuity Other Closed

Benefits Blocks

(in millions USD, unless otherwise indicated)

Beginning Capital (1) 3,822 1,810 303 2,760 362 9,057 5,066(150) 13,973

Ending Capital 3,876 1,788 296 2,874 356 9,190 3,983 894 14,067

Average Capital (2) 3,849 1,799 300 2,817 359 9,124 4,525 372 14,021

Adjusted operating earnings before interest and

after income taxes 174.4 63.0 46.3 64.0 30.2 377.9—14.0 391.9

Operating Return on Capital 9.1% 7.0% 30.9% 4.5% 16.8% 8.3%—N/M 5.6%

Ongoing Business Operating Return on Equity (3) 9.9%

Year Ended December 31, 2012

Retirement Solutions Investment Insurance Solutions Ongoing Closed Block Corporate and Consolidated

Retirement Annuities Management Individual Life Employee Business Variable Annuity Other Closed

Benefits Blocks

(in millions USD, unless otherwise indicated)

Beginning Capital 4,333 2,471 275 2,545 413 10,037 3,452 311 13,800

Ending Capital 4,284 1,949 303 2,858 429 9,823 3,262 888 13,973

Average Capital (2) 4,308 2,210 289 2,702 421 9,930 3,357 599 13,886

Adjusted operating earnings before interest and

after income taxes 308.1 129.7 86.0 115.7 71.0 710.5—39.6 750.1

Operating Return on Capital 7.2% 5.9% 29.8% 4.3% 16.9% 7.2%—6.6% 5.4%

Ongoing Business Operating Return on Equity (3) 8.3%

(1) The 1/1/13 beginning capital is different than the 12/31/12 ending capital at the segment level due to certain reallocations of capital, primarily due to recapitalization activity (completed and anticipated).

(2) Total Company average capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total ING U.S., Inc. shareholders’

equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

(3) Assumes debt-to-capital ratio of approximately 25% in each year and a weighted average pre-tax interest rate of approximately 5.5% on financial leverage.

ING U.S.
Adjusted Operating Earnings Before Interest, After Income Taxes

(in millions USD, unless otherwise indicated)	Six Months Ended June 30, 2013								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Operating earnings before income taxes	269.9	113.8	71.2	90.8	46.5	592.2	-	(63.5)	528.7
Less:									
Interest expense	-	-	-	-	-	-	-	(85.1)	(85.1)
DAC/VOBA and other intangibles unlocking	1.6	16.9	-	(7.6)	-	10.9	-	-	10.9
Adjusted operating earnings before interest	**268.3**	**96.9**	**71.2**	**98.4**	**46.5**	**581.3**	**-**	**21.6**	**602.9**
Income tax expense [2]	93.9	33.9	24.9	34.4	16.3	203.4	-	7.6	211.0
Adjusted operating earnings before interest and after income taxes	**174.4**	**63.0**	**46.3**	**64.0**	**30.2**	**377.9**	**-**	**14.0**	**391.9**

(in millions USD, unless otherwise indicated)	Year Ended December 31, 2012								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Operating earnings before income taxes	448.6	102.2	134.5	196.2	109.4	990.9	-	(72.6)	918.3
Less:									
Interest expense						-	-	(127.8)	(127.8)
DAC/VOBA and other intangibles unlocking	5.8	(86.2)	-	3.4	-	(77.0)	-	-	(77.0)
Impact of investment portfolio restructuring [1]	(31.2)	(11.2)	2.2	14.8	0.1	(25.3)	-	(5.8)	(31.1)
Adjusted operating earnings before interest	**474.0**	**199.6**	**132.3**	**178.0**	**109.3**	**1,093.2**	**-**	**61.0**	**1,154.2**
Income tax expense [2]	165.9	69.9	46.3	62.3	38.3	382.7	-	21.4	404.1
Adjusted operating earnings before interest and after income taxes	**308.1**	**129.7**	**86.0**	**115.7**	**71.0**	**710.5**	**-**	**39.6**	**750.1**

[1] Includes the net loss included in operating earnings from the sale of certain alternative investments and investment income associated with assets disposed of during the portfolio restructuring effected during 2012.
[2] Based on an assumed effective tax rate of 35%.

Page 8 of 70

ING U.S.
Consolidated Balance Sheets

(in millions USD)	Balances as of 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Assets					
Total investments	89,504.8	92,213.8	95,487.6	95,194.7	95,316.1
Cash and cash equivalents	1,549.8	2,787.7	1,786.8	2,078.7	1,815.3
Assets held in separate accounts	102,228.9	103,098.3	97,667.4	96,312.2	92,965.6
Reinsurance recoverable	7,053.0	7,151.0	7,379.3	7,565.9	7,602.7
Short term investments under securities loan agreement and accrued investment income	1,322.2	1,764.3	1,527.5	1,312.8	1,426.0
Deferred policy acquisition costs, Value of business acquired	5,060.5	4,019.6	3,656.3	3,623.8	3,938.2
Goodwill and other intangible assets	333.0	341.8	348.5	358.9	360.4
Other assets [1]	1,548.3	1,363.7	1,575.2	1,582.6	1,704.0
Assets related to consolidated investment entities	8,523.0	8,109.8	6,965.6	6,181.0	6,036.4
Total Assets	**217,123.5**	**220,850.0**	**216,394.2**	**214,210.6**	**211,164.7**
Liabilities					
Future policy benefits and contract owner account balances	85,561.9	85,875.1	86,055.7	86,294.8	87,522.5
Liabilities related to separate accounts	102,228.9	103,098.3	97,667.4	96,312.2	92,965.6
Funds held under reinsurance agreements	1,281.6	1,170.8	1,236.6	1,265.3	1,256.8
Payables under securities loan agreements, including collateral held	470.6	1,348.8	1,509.8	1,299.8	1,736.7
Short-term debt	138.6	321.2	1,064.6	774.9	889.6
Long-term debt	3,265.7	3,440.8	3,171.1	3,642.7	3,543.6
Other liabilities [2]	3,796.5	4,743.3	5,506.0	5,572.0	5,413.3
Liabilities related to consolidated investment entities	5,732.6	5,252.8	4,121.8	3,097.4	2,753.7
Total Liabilities	**202,476.4**	**205,251.1**	**200,333.0**	**198,259.1**	**196,081.8**
Shareholders' Equity					
Common stock	2.6	2.3	2.3	2.3	2.3
Additional paid-in capital	23,498.7	22,909.9	22,917.6	22,897.7	22,886.3
Retained earnings (deficit)	(13,117.5)	(12,973.9)	(12,755.7)	(12,691.0)	(13,068.3)
Total ING U.S. Inc. Shareholders' Equity - Excluding AOCI	**10,383.8**	**9,938.3**	**10,164.2**	**10,209.0**	**9,820.3**
Accumulated other comprehensive income	2,087.8	3,452.8	3,710.7	3,701.5	3,021.5
Total ING U.S. Inc. Shareholders' Equity	**12,471.6**	**13,391.1**	**13,874.9**	**13,910.5**	**12,841.8**
Noncontrolling interest	2,175.5	2,207.8	2,186.3	2,041.0	2,241.1
Total Shareholders' Equity	**14,647.1**	**15,598.9**	**16,061.2**	**15,951.5**	**15,082.9**
Total Liabilities and Shareholders' Equity	**217,123.5**	**220,850.0**	**216,394.2**	**214,210.6**	**211,164.7**

[1] Includes Other assets and Sales inducements to contract holders

[2] Includes Other liabilities, Derivatives, Pension and other post-employment provisions, Current income taxes, and Deferred income taxes

Page 9 of 70

ING U.S.
Consolidated Statements of Operations

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
Revenues							
Net investment income	1,112.2	1,198.7	1,055.4	1,226.2	1,138.9	2,310.9	2,416.3
Fee income	909.7	891.9	890.6	872.9	862.9	1,801.6	1,751.9
Premiums	474.8	471.9	471.2	453.5	474.8	946.7	936.4
Net realized gains (losses)	(565.9)	(874.8)	(384.2)	(132.4)	485.7	(1,440.7)	(764.2)
Income (loss) related to consolidated investment entities	103.7	35.3	79.0	46.9	299.1	139.0	317.3
Other revenues	106.1	95.6	91.8	97.2	100.5	201.7	189.5
Total revenues	**2,140.6**	**1,818.6**	**2,203.8**	**2,564.3**	**3,361.9**	**3,959.2**	**4,847.2**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,229.9)	(1,061.4)	(1,225.3)	(1,106.5)	(1,511.6)	(2,291.3)	(2,529.8)
Operating expenses	(770.2)	(759.1)	(824.1)	(858.9)	(712.6)	(1,529.3)	(1,472.0)
Net amortization of DAC/VOBA	(124.5)	(130.5)	(182.4)	(150.0)	(216.2)	(255.0)	(389.9)
Interest expense	(43.8)	(44.4)	(44.7)	(46.6)	(38.1)	(88.2)	(62.4)
Operating expenses related to consolidated investment entities	(47.4)	(37.5)	(35.4)	(28.4)	(30.3)	(84.9)	(52.9)
Total benefits and expenses	**(2,215.8)**	**(2,032.9)**	**(2,311.9)**	**(2,190.4)**	**(2,508.8)**	**(4,248.7)**	**(4,507.0)**
Income (loss) before income taxes	**(75.2)**	**(214.3)**	**(108.1)**	**373.9**	**853.1**	**(289.5)**	**340.2**

Page 10 of 70

ING U.S.

Ongoing Business Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 6/30/13 6/30/12

Sources of operating earnings before income

taxes:

Investment spread and other investment income 361.0 363.7 342.4 371.8 329.0 724.7 714.8

Fee based margin 364.2 343.6 350.0 336.0 320.8 707.8 651.5

Net underwriting gain (loss) and other revenue 204.1 179.9 222.1 214.1 178.6 384.0 358.6

Administrative expenses(416.1)(400.3)(422.0)(410.7)(414.7)(816.4)(836.5)

Trail commissions(66.0)(66.1)(63.3)(61.2)(59.5)(132.1)(124.5)

DAC/VOBA and other intangibles amortization,

excluding unlocking(144.0)(142.7)(151.6)(150.0)(148.7)(286.7)(273.6)

DAC/VOBA and other intangibles unlocking 3.6 7.3(48.7) 6.4(13.8) 10.9(34.7)

Operating earnings before income taxes 306.8 285.4 228.9 306.4 191.7 592.2 455.6

ING U.S.
Consolidated Earnings Before Income Taxes

(in millions USD)	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	Year-to-Date 6/30/13	6/30/12
Operating revenues							
Net investment income and net realized gains (losses)	962.0	985.6	978.6	1,005.6	970.5	1,947.6	2,036.7
Fee income	628.3	608.0	613.7	589.3	599.4	1,236.3	1,200.6
Premiums	473.3	470.5	472.0	454.1	475.6	943.8	938.0
Other revenue	33.9	26.4	31.3	27.7	33.5	60.3	58.8
Total operating revenues	**2,097.5**	**2,090.5**	**2,095.6**	**2,076.7**	**2,079.0**	**4,188.0**	**4,234.1**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,126.8)	(1,151.8)	(1,126.3)	(1,145.5)	(1,194.6)	(2,278.6)	(2,408.2)
Operating expenses	(532.5)	(517.4)	(533.0)	(521.2)	(492.1)	(1,049.9)	(1,040.8)
Net amortization of DAC/VOBA	(122.7)	(120.9)	(184.2)	(94.1)	(156.4)	(243.6)	(285.1)
Interest expense	(43.5)	(43.7)	(43.0)	(45.3)	(37.1)	(87.2)	(61.4)
Total operating benefits and expenses	**(1,825.5)**	**(1,833.8)**	**(1,886.5)**	**(1,806.1)**	**(1,880.2)**	**(3,659.3)**	**(3,795.5)**
Operating earnings before income taxes	**272.0**	**256.7**	**209.1**	**270.6**	**198.8**	**528.7**	**438.6**
Adjustments:							
Closed Block Variable Annuity	(338.4)	(477.1)	(167.3)	0.8	381.9	(815.5)	(525.8)
Net investment gains (losses) and related charges and adjustments	0.8	41.8	54.7	207.9	132.6	42.6	192.9
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	32.4	3.1	(16.7)	20.6	(44.1)	35.5	93.3
Income (loss) related to businesses exited through reinsurance or divestment	(17.0)	(16.9)	(11.7)	(9.9)	(11.6)	(33.9)	(24.2)
Income (loss) attributable to noncontrolling interests	(3.1)	(13.5)	(84.2)	20.3	217.7	(16.6)	202.1
Other adjustments to operating earnings*	(21.9)	(8.4)	(92.0)	(136.4)	(22.2)	(30.3)	(36.7)
Total non-operating	**(347.2)**	**(471.0)**	**(317.2)**	**103.3**	**654.3**	**(818.2)**	**(98.4)**
Income (loss) before income taxes	**(75.2)**	**(214.3)**	**(108.1)**	**373.9**	**853.1**	**(289.5)**	**340.2**

* Other adjustments to operating earnings above includes:
Immediate recognition of actuarial gains (losses) related to pension and other post-employment benefit obligations and any impact of plan amendments, and other items, including restructuring expenses (severance, lease write-offs, etc.), integration expenses related to the Company's acquisition of CitiStreet and certain third-party expenses and deal incentives related to the anticipated divestment of the Company by ING Group

Page 12 of 70

ING U.S.
Operating Earnings by Segment

(in millions USD)

	Three Months Ended June 30, 2013								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Corporate	Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Operating revenues									
Net investment income and net realized gains (losses)	388.8	283.5	6.1	215.4	27.9	921.7	8.3	32.0	962.0
Fee income	189.0	11.2	132.3	280.0	15.8	628.3	-	-	628.3
Premiums	3.8	6.7	-	192.1	269.0	471.6	-	1.7	473.3
Other revenue	15.3	2.6	10.2	7.3	(1.0)	34.4	(0.4)	(0.1)	33.9
Total operating revenues	**596.9**	**304.0**	**148.6**	**694.8**	**311.7**	**2,056.0**	**7.9**	**33.6**	**2,097.5**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(212.1)	(183.9)	-	(512.4)	(213.2)	(1,121.6)	0.2	(5.4)	(1,126.8)
Operating expenses	(210.0)	(32.2)	(107.5)	(94.6)	(60.5)	(504.8)	(17.6)	(10.1)	(532.5)
Net amortization of DAC/VOBA	(42.7)	(28.4)	-	(47.6)	(3.9)	(122.6)	-	(0.1)	(122.7)
Interest expense	-	-	-	(0.2)	-	(0.2)	(43.3)	-	(43.5)
Total operating benefits and expenses	**(464.8)**	**(244.5)**	**(107.5)**	**(654.8)**	**(277.6)**	**(1,749.2)**	**(60.7)**	**(15.6)**	**(1,825.5)**
Operating earnings before income taxes	**132.1**	**59.5**	**41.1**	**40.0**	**34.1**	**306.8**	**(52.8)**	**18.0**	**272.0**

	Three Months Ended June 30, 2012								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Corporate	Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Operating revenues									
Net investment income and net realized gains (losses)	347.2	304.2	13.3	224.0	25.6	914.3	18.5	37.7	970.5
Fee income	173.6	8.2	114.1	288.0	15.5	599.4	-	-	599.4
Premiums	3.0	11.7	-	186.7	272.3	473.7	-	1.9	475.6
Other revenue	15.1	4.6	2.8	10.5	0.4	33.4	0.8	(0.7)	33.5
Total operating revenues	**538.9**	**328.7**	**130.2**	**709.2**	**313.8**	**2,020.8**	**19.3**	**38.9**	**2,079.0**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(210.4)	(219.6)	-	(531.0)	(223.2)	(1,184.2)	5.7	(16.1)	(1,194.6)
Operating expenses	(207.6)	(31.1)	(99.0)	(95.4)	(57.6)	(490.7)	(19.2)	17.8	(492.1)
Net amortization of DAC/VOBA	(49.4)	(50.9)	-	(47.4)	(3.9)	(151.6)	(4.6)	(0.2)	(156.4)
Interest expense	(0.4)	(0.2)	-	(2.0)	-	(2.6)	(33.9)	(0.6)	(37.1)
Total operating benefits and expenses	**(467.8)**	**(301.8)**	**(99.0)**	**(675.8)**	**(284.7)**	**(1,829.1)**	**(52.0)**	**0.9**	**(1,880.2)**
Operating earnings before income taxes	**71.1**	**26.9**	**31.2**	**33.4**	**29.1**	**191.7**	**(32.7)**	**39.8**	**198.8**

Page 13 of 70

ING U.S.
Operating Earnings by Segment

(in millions USD)

	Six Months Ended June 30, 2013								
	Retirement Solutions		Investment	Insurance Solutions		Ongoing Business	Corporate	Closed Blocks	Consolidated
	Retirement	Annuities	Management	Individual Life	Employee Benefits				
Operating revenues									
Net investment income and net realized gains (losses)	777.7	570.6	8.9	432.3	56.3	1,845.8	25.8	76.0	1,947.6
Fee income	372.8	21.1	254.0	556.8	31.6	1,236.3	-	-	1,236.3
Premiums	4.3	14.5	-	377.9	543.9	940.6	-	3.2	943.8
Other revenue	25.3	5.4	17.6	14.9	(2.0)	61.2	(0.8)	(0.1)	60.3
Total operating revenues	**1,180.1**	**611.6**	**280.5**	**1,381.9**	**629.8**	**4,083.9**	**25.0**	**79.1**	**4,188.0**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(416.7)	(368.3)	-	(1,014.0)	(455.8)	(2,254.8)	1.9	(25.7)	(2,278.6)
Operating expenses	(414.0)	(63.2)	(209.3)	(185.5)	(120.5)	(992.5)	(43.6)	(13.8)	(1,049.9)
Net amortization of DAC/VOBA	(79.5)	(66.3)	-	(90.5)	(7.0)	(243.3)	(0.1)	(0.2)	(243.6)
Interest expense	-	-	-	(1.1)	-	(1.1)	(86.1)	-	(87.2)
Total operating benefits and expenses	**(910.2)**	**(497.8)**	**(209.3)**	**(1,291.1)**	**(583.3)**	**(3,491.7)**	**(127.9)**	**(39.7)**	**(3,659.3)**
Operating earnings before income taxes	**269.9**	**113.8**	**71.2**	**90.8**	**46.5**	**592.2**	**(102.9)**	**39.4**	**528.7**

	Six Months Ended June 30, 2012								
	Retirement Solutions		Investment	Insurance Solutions		Ongoing Business	Corporate	Closed Blocks	Consolidated
	Retirement	Annuities	Management	Individual Life	Employee Benefits				
Operating revenues									
Net investment income and net realized gains (losses)	735.3	633.2	18.7	471.0	57.3	1,915.5	32.4	88.8	2,036.7
Fee income	350.7	15.6	232.0	571.3	30.9	1,200.5	-	0.1	1,200.6
Premiums	3.5	23.5	-	366.1	540.7	933.8	-	4.2	938.0
Other revenue	29.8	7.6	10.1	12.8	(1.8)	58.5	1.1	(0.8)	58.8
Total operating revenues	**1,119.3**	**679.9**	**260.8**	**1,421.2**	**627.1**	**4,108.2**	**33.5**	**92.3**	**4,234.1**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(418.8)	(461.5)	-	(1,035.8)	(457.2)	(2,373.3)	5.6	(40.5)	(2,408.2)
Operating expenses	(421.5)	(62.3)	(196.6)	(192.4)	(118.8)	(991.6)	(63.0)	13.8	(1,040.8)
Net amortization of DAC/VOBA	(83.2)	(92.5)	-	(98.0)	(6.4)	(280.1)	(4.7)	(0.3)	(285.1)
Interest expense	(0.8)	(0.3)	-	(6.6)	-	(7.7)	(52.5)	(1.2)	(61.4)
Total operating benefits and expenses	**(924.3)**	**(616.6)**	**(196.6)**	**(1,332.8)**	**(582.4)**	**(3,652.7)**	**(114.6)**	**(28.2)**	**(3,795.5)**
Operating earnings before income taxes	**195.0**	**63.3**	**64.2**	**88.4**	**44.7**	**455.6**	**(81.1)**	**64.1**	**438.6**

Page 14 of 70

ING U.S.

Operating Revenues and Operating Earnings by Segment

(in millions USD) Three Months Ended Year-to-Date

6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 6/30/13 6/30/12

Operating Revenues

Retirement 596.9 583.2 570.5 582.1 538.9 1,180.1 1,119.3

Annuities 304.0 307.6 317.4 309.7 328.7 611.6 679.9

Total Retirement Solutions 900.9 890.8 887.9 891.8 867.6 1,791.7 1,799.2

Investment Management 148.6 131.9 142.5 142.2 130.2 280.5 260.8

Individual Life 694.8 687.1 694.2 678.5 709.2 1,381.9 1,421.2

Employee Benefits 311.7 318.1 313.6 310.5 313.8 629.8 627.1

Total Insurance Solutions 1,006.5 1,005.2 1,007.8 989.0 1,023.0 2,011.7 2,048.3

Ongoing Business 2,056.0 2,027.9 2,038.2 2,023.0 2,020.8 4,083.9 4,108.3

Corporate 7.9 17.1 19.2 13.2 19.3 25.0 33.5

Total Closed Blocks 33.6 45.5 38.2 40.5 38.9 79.1 92.3

Total operating revenues 2,097.5 2,090.5 2,095.6 2,076.7 2,079.0 4,188.0 4,234.1

Operating Earnings

Retirement 132.1 137.8 108.2 145.4 71.1 269.9 195.0

Annuities 59.5 54.3 6.3 32.6 26.9 113.8 63.3

Total Retirement Solutions 191.6 192.1 114.5 178.0 98.0 383.7 258.3

Investment Management 41.1 30.1 31.2 39.1 31.2 71.2 64.2

Individual Life 40.0 50.8 54.6 53.2 33.4 90.8 88.4

Employee Benefits 34.1 12.4 28.6 36.1 29.1 46.5 44.7

Total Insurance Solutions 74.1 63.2 83.2 89.3 62.5 137.3 133.1

Ongoing Business 306.8 285.4 228.9 306.4 191.7 592.2 455.6

Corporate(52.8)(50.1)(43.6)(57.6)(32.7)(102.9)(81.1)

Total Closed Blocks 18.0 21.4 23.8 21.8 39.8 39.4 64.1

Total operating earnings before income taxes 272.0 256.7 209.1 270.6 198.8 528.7 438.6

Closed Block Variable Annuity(338.4)(477.1)(167.3) 0.8 381.9(815.5)(525.8)

Net investment gains (losses) and related charges and adjustments 0.8 41.8 54.7 207.9 132.6 42.6 192.9

Net guaranteed benefit hedging gains (losses) and related charges and adjustments 32.4 3.1(16.7) 20.6(44.1) 35.5 93.3

Other non-operating*(42.0)(38.8)(187.9)(126.0) 183.9(80.8) 141.2

Total adjustments(347.2)(471.0)(317.2) 103.3 654.3(818.2)(98.4)

Income (loss) before income taxes(75.2)(214.3)(108.1) 373.9 853.1(289.5) 340.2

Less: Income tax expense (benefit) 10.1 11.2(1.2)(12.9) 1.0 21.3 8.9

Net income (loss)(85.3)(225.5)(106.9) 386.8 852.1(310.8) 331.3

Net income (loss) attributable to noncontrolling interest(3.1)(13.5)(84.2) 20.3 217.7(16.6) 202.1

Net income (loss) available to ING U.S. Inc.‘s common shareholders(82.2)(212.0)(22.7) 366.5 634.4(294.2) 129.2

* Other non-operating above includes:

Income (loss) related to businesses exited through reinsurance or divestment; income (loss) attributable to non-

controlling interests; immediate recognition of actuarial gains (losses) related to pension and other post-

employment benefit obligations and any impact of plan amendments; and other items, including restructuring expenses (severance, lease write-offs, etc.), integration expenses related to the Company’s acquisition of CitiStreet and certain third-party expenses related to the anticipated divestment of the Company by ING Group

ING U.S.
Adjusted Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
Operating Earnings							
Retirement	132.1	137.8	108.2	145.4	71.1	269.9	195.0
Annuities	59.5	54.3	6.3	32.6	26.9	113.8	63.3
Total Retirement Solutions	191.6	192.1	114.5	178.0	98.0	383.7	258.3
Investment Management	41.1	30.1	31.2	39.1	31.2	71.2	64.2
Individual Life	40.0	50.8	54.6	53.2	33.4	90.8	88.4
Employee Benefits	34.1	12.4	28.6	36.1	29.1	46.5	44.7
Total Insurance Solutions	74.1	63.2	83.2	89.3	62.5	137.3	133.1
Ongoing Business	306.8	285.4	228.9	306.4	191.7	592.2	455.6
Corporate	(52.8)	(50.1)	(43.6)	(57.6)	(32.7)	(102.9)	(81.1)
Total Closed Blocks	18.0	21.4	23.8	21.8	39.8	39.4	64.1
Total operating earnings before income taxes	272.0	256.7	209.1	270.6	198.8	528.7	438.6
Adjustments to operating earnings							
Retirement	(1.4)	3.0	(8.9)	14.9	(55.1)	1.6	(31.5)
Annuities	9.9	7.0	(44.4)	(13.2)	(27.1)	16.9	(39.8)
Total Retirement Solutions	8.5	10.0	(53.3)	1.7	(82.2)	18.5	(71.3)
Investment Management	-	-	-	-	2.2	-	2.2
Individual Life	(4.9)	(2.7)	4.6	8.6	(3.3)	(7.6)	5.0
Employee Benefits	-	-	-	0.6	(3.8)	-	(0.5)
Total Insurance Solutions	(4.9)	(2.7)	4.6	9.2	(7.1)	(7.6)	4.5
Ongoing Business	3.6	7.3	(48.7)	10.9	(87.1)	10.9	(64.6)
Corporate	(43.2)	(41.9)	(39.2)	(39.8)	(32.1)	(85.1)	(48.8)
Total Closed Blocks	-	-	-	-	(10.1)	-	(5.8)
Total adjustments to operating earnings	(39.6)	(34.6)	(87.9)	(28.9)	(129.3)	(74.2)	(119.2)
Adjusted Operating Earnings							
Retirement	133.5	134.8	117.1	130.5	126.2	268.3	226.5
Annuities	49.6	47.3	50.7	45.8	54.0	96.9	103.1
Total Retirement Solutions	183.1	182.1	167.8	176.3	180.2	365.2	329.6
Investment Management	41.1	30.1	31.2	39.1	29.0	71.2	62.0
Individual Life	44.9	53.5	50.0	44.6	36.7	98.4	83.4
Employee Benefits	34.1	12.4	28.6	35.5	32.9	46.5	45.2
Total Insurance Solutions	79.0	65.9	78.6	80.1	69.6	144.9	128.6
Ongoing Business	303.2	278.1	277.6	295.5	278.8	581.3	520.2
Corporate	(9.6)	(8.2)	(4.4)	(17.8)	(0.6)	(17.8)	(32.3)
Total Closed Blocks	18.0	21.4	23.8	21.8	49.9	39.4	69.9
Total adjusted operating earnings before interest and income taxes	311.6	291.3	297.0	299.5	328.1	602.9	557.8

Page 16 of 70

ING U.S.
DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date	
(in millions USD)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
Retirement							
Balance as of beginning-of-period	843.1	712.4	667.6	849.5	949.6	712.4	987.2
Deferrals of commissions and expenses	25.8	28.3	34.6	32.8	30.1	54.1	60.6
Amortization:							
Operating	(41.3)	(39.8)	(35.7)	(43.1)	(44.3)	(81.1)	(81.9)
Non-Operating	17.8	(2.5)	(7.6)	(7.3)	(33.3)	15.3	(70.2)
Unlocking:							
Operating	(1.4)	3.0	(8.9)	15.9	(5.1)	1.6	(1.2)
Non-Operating	15.4	16.1	19.0	24.2	16.1	31.5	36.7
Change in unrealized capital gains/losses	418.9	125.6	43.4	(204.4)	(63.7)	544.5	(81.7)
Balance as of End-of-Period	**1,278.3**	**843.1**	**712.4**	**667.6**	**849.5**	**1,278.3**	**849.5**
Annuities							
Balance as of beginning-of-period	292.4	260.7	295.8	418.5	496.9	260.7	606.6
Deferrals of commissions and expenses	20.8	17.4	22.2	24.1	27.0	38.2	50.7
Amortization:							
Operating	(38.5)	(44.8)	(43.9)	(31.7)	(42.2)	(83.3)	(63.6)
Non-Operating	(21.8)	(9.7)	4.5	(31.4)	(20.4)	(31.5)	(28.1)
Unlocking:							
Operating	9.9	7.0	(44.4)	(12.9)	(8.6)	16.9	(28.9)
Non-Operating	8.0	6.5	1.8	6.7	4.3	14.5	2.9
Change in unrealized capital gains/losses	247.8	55.3	24.7	(77.5)	(38.6)	303.1	(121.1)
Balance as of End-of-Period	**518.6**	**292.4**	**260.7**	**295.8**	**418.5**	**518.6**	**418.5**
Individual Life							
Balance as of beginning-of-period	2,247.2	2,127.6	2,067.4	2,088.1	2,240.7	2,127.6	2,067.8
Deferrals of commissions and expenses	50.1	52.8	69.6	81.4	98.5	102.9	194.0
Amortization:							
Operating	(48.4)	(44.9)	(57.2)	(60.2)	(47.4)	(93.3)	(95.0)
Non-Operating	(2.2)	(3.5)	(0.6)	(65.0)	(11.4)	(5.7)	(13.6)
Unlocking:							
Operating	0.9	3.0	9.8	43.5	(0.3)	3.9	(3.3)
Non-Operating	(0.8)	(0.6)	(0.3)	30.3	1.9	(1.4)	0.3
Change in unrealized capital gains/losses	391.4	112.8	38.8	(50.6)	(193.9)	504.2	(62.1)
Balance as of End-of-Period	**2,638.2**	**2,247.2**	**2,127.6**	**2,067.4**	**2,088.1**	**2,638.2**	**2,088.1**
Other (1)							
Balance as of beginning-of-period	104.1	102.6	100.6	102.4	106.4	102.6	104.3
Deferrals of commissions and expenses	6.1	5.5	5.3	5.2	6.0	11.6	11.1
Amortization:							
Operating	(6.8)	(3.3)	(3.4)	(5.8)	(8.7)	(10.1)	(12.7)
Non-Operating	-	-	-	-	-	-	-
Unlocking:							
Operating	-	-	-	-	-	-	-
Non-Operating	-	-	-	-	-	-	-
Change in unrealized capital gains/losses	2.3	(0.7)	-	(1.2)	(1.3)	1.6	(0.4)
Balance as of End-of-Period	**105.7**	**104.1**	**102.6**	**100.6**	**102.4**	**105.7**	**102.3**
Closed Block Variable Annuity							
Balance as of beginning-of-period	532.8	453.0	492.3	479.8	575.8	453.0	586.4
Deferrals of commissions and expenses	4.3	3.9	4.0	3.3	4.2	8.2	8.5
Amortization:							
Operating	-	-	-	-	-	-	-
Non-Operating	(15.5)	(14.8)	(14.8)	(15.4)	(14.7)	(30.3)	(29.9)
Unlocking:							
Operating	-	-	-	-	-	-	-
Non-Operating	(1.8)	(0.2)	0.2	2.9	(1.6)	(2.0)	(1.4)
Change in unrealized capital gains/losses	(0.1)	90.9	(28.7)	21.7	(83.8)	90.8	(83.8)
Balance as of End-of-Period	**519.7**	**532.8**	**453.0**	**492.3**	**479.8**	**519.7**	**479.8**
Total US							
Balance as of beginning-of-period	4,019.6	3,656.3	3,623.8	3,938.2	4,369.5	3,656.3	4,352.3
Deferrals of commissions and expenses	107.1	107.9	135.8	146.8	165.8	215.0	324.9
Amortization:							
Operating	(135.0)	(132.8)	(140.2)	(140.8)	(142.6)	(267.8)	(253.2)
Non-Operating	(21.7)	(30.5)	(18.5)	(119.1)	(79.8)	(52.2)	(141.8)
Unlocking:							
Operating	9.4	13.0	(43.5)	46.5	(14.0)	22.4	(33.4)
Non-Operating	20.8	21.8	20.7	64.1	20.7	42.6	38.5
Change in unrealized capital gains/losses	1,060.3	383.9	78.2	(311.9)	(381.3)	1,444.2	(349.1)
Balance as of End-of-Period	**5,060.5**	**4,019.6**	**3,656.3**	**3,623.8**	**3,938.2**	**5,060.5**	**3,938.2**

(1) Employee Benefits, Asset Management, Other Closed Blocks

Page 17 of 70

ING U.S.

Consolidated Capital Structure

Balances as of

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12

Financial Debt

Commercial paper—4.0 192.0 299.2 589.6

Senior bonds 3,249.4 2,499.0 1,500.3 1,500.1 650.3

Loans from ING Verzekeringen N.V. 150.0 500.0 500.0 500.0 500.0

Loans from consolidated subs 279.0 274.4 261.1 164.0 189.0

Bank revolver — — 500.0

Bank term loan—425.0 1,350.0 1,425.0 1,500.0

Other debt 4.9 4.9 4.9 4.9 4.9

Total Debt 3,683.3 3,707.3 3,808.3 3,893.2 3,933.8

Equity

Total common equity 10,383.8 9,938.3 10,164.2 10,209.0 9,820.3

Accumulated other comprehensive income (AOCI) 2,087.8 3,452.8 3,710.7 3,701.5 3,021.5

Total ING U.S. Inc. Shareholders’ Equity 12,471.6 13,391.1 13,874.9 13,910.5 12,841.8

Total Equity (Excluding AOCI) 10,383.8 9,938.3 10,164.2 10,209.0 9,820.3

Capital

Total Capitalization 16,154.9 17,098.4 17,683.2 17,803.7 16,775.6

Total Capitalization (Excluding AOCI) 14,067.1 13,645.6 13,972.5 14,102.2 13,754.1

Debt to Capital

Debt to Capital 22.8% 21.7% 21.5% 21.9% 23.4%

Debt to Capital (Excluding AOCI) 26.2% 27.2% 27.3% 27.6% 28.6%

ING U.S.

Consolidated Assets Under Management/Assets Under Administration

(in millions USD)

Total

Institutional/ AUM—Assets Under AUA—Assets Under

Balances as of June 30, 2013 General Account Separate Account Mutual Funds Management Administration Total AUM + AUA

Retirement (1) 27,700.9 52,609.7 16,166.5 96,477.1 220,739.5 317,216.6

Annuities (2) 22,647.3 770.0 2,816.2 26,233.5—26,233.5

Retirement Solutions 50,348.2 53,379.7 18,982.7 122,710.6 220,739.5 343,450.1

Investment Management 80,275.3 41,999.6 68,048.9 190,323.8 55,294.2 245,618.0

Insurance

Individual Life (3) 13,190.7 2,487.0—15,677.7—15,677.7

Employee Benefits 1,747.3 14.8—1,762.1—1,762.1

Insurance Solutions 14,938.0 2,501.8—17,439.8—17,439.8

Eliminations(70,852.1)(37,674.8)(8,624.0)(117,150.9)(55,294.2)(172,445.1)

Total Ongoing Business 74,709.4 60,206.3 78,407.6 213,323.3 220,739.5 434,062.8

Closed Block Variable Annuity 1,336.7 42,022.6—43,359.3—43,359.3

Closed Block Institutional Spread Products 3,685.4 — 3,685.4—3,685.4

Closed Block Other 543.8 — 543.8—543.8

Total AUM and AUA 80,275.3 102,228.9 78,407.6 260,911.8 220,739.5 481,651.3

(1) Retirement AUM include wrapped funds as well as unwrapped IIM-managed funds

(2) Annuities AUM includes Payout annuities

(3) Individual Life AUM includes assets backing interest and non-interest sensitive products

ING U.S. Retirement

ING U.S.
Retirement Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
Sources of operating earnings before income taxes:							
Investment spread and other investment income	179.5	183.3	169.1	175.1	145.7	362.8	329.3
Fee based margin	205.5	199.0	198.0	196.3	190.0	404.5	381.7
Net underwriting gain (loss) and other revenue	(3.0)	(6.0)	(10.5)	(1.5)	(5.7)	(9.0)	(12.0)
Administrative expenses	(174.6)	(170.0)	(170.8)	(167.3)	(177.8)	(344.6)	(357.4)
Trail commissions	(31.9)	(29.9)	(31.1)	(27.9)	(28.0)	(61.8)	(57.1)
DAC/VOBA and other intangibles amortization, excluding unlocking	(42.0)	(41.6)	(37.6)	(45.2)	(48.1)	(83.6)	(88.3)
DAC/VOBA and other intangibles unlocking	(1.4)	3.0	(8.9)	15.9	(5.0)	1.6	(1.2)
Operating earnings before income taxes	**132.1**	**137.8**	**108.2**	**145.4**	**71.1**	**269.9**	**195.0**
Gross investment income							
Fixed income	364.7	356.3	370.7	360.3	365.1	721.0	713.1
Limited partnership income	1.9	2.3	(2.0)	(0.3)	7.1	4.2	5.7
Prepayment fee income	7.9	10.2	1.1	6.0	5.7	18.1	10.6
Total gross investment income	**374.5**	**368.8**	**369.8**	**366.0**	**377.9**	**743.3**	**729.4**
Investment expenses	(14.7)	(14.2)	(14.7)	(13.2)	(13.2)	(28.9)	(27.0)
Credited interest	(203.6)	(199.9)	(204.7)	(201.1)	(197.4)	(403.5)	(394.4)
Net margin	**156.2**	**154.7**	**150.5**	**151.7**	**167.3**	**310.9**	**308.0**
Other investment income*	23.3	28.6	18.5	23.3	(21.6)	51.9	21.3
Investment spread and other investment income	**179.5**	**183.3**	**169.1**	**175.1**	**145.7**	**362.8**	**329.3**
Fee based margin							
Fee based margin - excluding Recordkeeping	145.3	139.2	135.6	133.2	130.1	284.5	261.9
Fee based margin - Recordkeeping	60.3	59.8	62.2	63.1	59.9	120.1	119.8
Fee based margin	**205.5**	**199.0**	**198.0**	**196.3**	**190.0**	**404.5**	**381.7**
Recordkeeping							
Revenue	60.3	59.8	62.2	63.1	59.9	120.1	119.8
Expenses	(53.7)	(53.1)	(56.0)	(56.7)	(57.5)	(106.8)	(115.2)
Operating earnings - Recordkeeping	**6.6**	**6.7**	**6.2**	**6.4**	**2.4**	**13.3**	**4.6**

* Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

Page 21 of 70

ING U.S.

Retirement Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 6/30/13 6/30/12

Operating revenues

Net investment income and net realized gains (losses) 388.8 388.9 380.1 384.5 347.2 777.7 735.3

Fee income 189.0 183.8 182.7 181.6 173.6 372.8 350.7

Premiums 3.8 0.5 0.9 0.5 3.0 4.3 3.5

Other revenue 15.3 10.0 6.8 15.5 15.1 25.3 29.8

Total operating revenues 596.9 583.2 570.5 582.1 538.9 1,180.1 1,119.3

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(212.1)(204.6)(212.9)(210.5)(210.4)(416.7)(418.8)

Operating expenses(210.0)(204.0)(204.6)(198.8)(207.6)(414.0)(421.5)

Net amortization of DAC/VOBA(42.7)(36.8)(44.7)(27.1)(49.4)(79.5)(83.2)

Interest expense —(0.1)(0.3)(0.4) -(0.8)

Total operating benefits and expenses(464.8)(445.4)(462.3)(436.7)(467.8)(910.2)(924.3)

Operating earnings before income taxes 132.1 137.8 108.2 145.4 71.1 269.9 195.0

ING U.S.

Retirement AUM/AUA

Balances as of

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12

Assets under management by product group

Corporate market 35,916.3 35,441.2 33,265.9 32,609.4 31,143.9

Tax exempt market 49,451.5 49,269.4 46,986.1 46,226.6 44,705.9

Total full service plans 85,367.8 84,710.6 80,252.0 78,836.0 75,849.8

Stable value 8,406.9 8,279.7 7,792.1 6,473.1 6,137.5

Individual market 2,702.4 2,612.0 2,427.1 2,359.4 2,227.1

Total AUM 96,477.1 95,602.3 90,471.2 87,668.5 84,214.4

Recordkeeping/Stable Value AUA 220,739.5 223,034.6 213,675.5 215,513.6 209,881.4

Total AUM/AUA 317,216.6 318,636.9 304,146.7 303,182.1 294,095.8

Assets under management by fund group

General account 27,700.9 27,387.8 27,222.6 26,634.6 26,109.1

Guaranteed separate account 8,027.0 8,287.8 8,273.9 7,315.8 7,030.7

Non-guaranteed separate account 44,582.7 44,229.0 41,151.5 40,589.4 38,683.8

Mutual Funds/Institutional Funds 16,166.5 15,697.7 13,823.2 13,128.7 12,390.8

Total AUM 96,477.1 95,602.3 90,471.2 87,668.5 84,214.4

Recordkeeping/Stable Value AUA 220,739.5 223,034.6 213,675.5 215,513.6 209,881.4

Total AUM and AUA 317,216.6 318,636.9 304,146.7 303,182.1 294,095.8

ING U.S.
Retirement AUM Rollforward

(in millions USD)	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	Year-to-Date 6/30/13	6/30/12
Full service - Corporate market							
Assets under management, beginning of period	35,441.2	33,265.9	32,609.4	31,143.9	31,680.7	33,265.9	29,134.4
Transfer/Single deposits	529.6	689.7	739.7	529.3	519.8	1,219.3	1,007.1
Recurring deposits	918.4	1,021.7	781.0	840.9	839.7	1,940.1	1,842.4
Deposits	1,448.0	1,711.4	1,520.7	1,370.2	1,359.5	3,159.4	2,849.5
Surrenders, benefits, and product charges	(1,190.4)	(1,332.5)	(1,319.1)	(1,262.2)	(1,079.1)	(2,522.9)	(2,418.5)
Net Flows	257.6	378.9	201.6	108.0	280.4	636.5	431.0
Interest credited and investment performance	217.5	1,796.4	455.0	1,357.4	(817.2)	2,013.9	1,578.5
Assets under management, end of period	**35,916.3**	**35,441.2**	**33,265.9**	**32,609.4**	**31,143.9**	**35,916.3**	**31,143.9**
Full service - Tax exempt market							
Assets under management, beginning of period	49,269.4	46,986.1	46,226.6	44,705.9	45,304.0	46,986.1	42,691.3
Transfer/Single deposits	356.0	642.0	410.5	388.3	278.7	998.0	559.4
Recurring deposits	805.6	772.9	740.5	686.5	770.0	1,578.5	1,548.4
Deposits	1,161.6	1,414.9	1,151.0	1,074.8	1,048.7	2,576.5	2,107.8
Surrenders, benefits, and product charges	(1,261.9)	(962.7)	(903.3)	(990.7)	(1,006.7)	(2,224.6)	(1,876.4)
Net Flows	(100.3)	452.2	247.7	84.1	42.0	351.9	231.4
Interest credited and investment performance	282.4	1,831.1	511.9	1,436.6	(640.1)	2,113.5	1,783.2
Assets under management, end of period	**49,451.5**	**49,269.4**	**46,986.1**	**46,226.6**	**44,705.9**	**49,451.5**	**44,705.9**
Stable value (1)							
Assets under management, beginning of period	8,279.7	7,792.1	6,473.1	6,137.5	5,838.4	7,792.1	5,560.9
Transfer/Single deposits	207.9	518.7	1,320.1	268.6	354.2	726.6	651.4
Recurring deposits	195.3	71.3	61.8	41.0	94.4	266.6	255.1
Deposits	403.2	590.0	1,381.9	309.6	448.6	993.2	906.5
Surrenders, benefits, and product charges	(212.4)	(108.9)	(97.1)	(69.1)	(210.1)	(321.3)	(460.1)
Net Flows	190.8	481.1	1,284.8	240.5	238.5	671.9	446.4
Interest credited and investment performance	(63.6)	6.6	34.3	95.2	60.6	(57.0)	130.2
Assets under management, end of period	**8,406.9**	**8,279.7**	**7,792.1**	**6,473.1**	**6,137.5**	**8,406.9**	**6,137.5**
Individual market							
Assets under management, beginning of period	2,612.0	2,427.1	2,359.4	2,227.1	2,256.7	2,427.1	2,091.1
Transfer/Single deposits	14.6	14.2	72.4	126.5	95.5	28.8	230.3
Recurring deposits	0.5	0.4	0.1	0.1	0.3	0.9	0.5
Deposits	15.1	14.6	72.5	126.6	95.8	29.7	230.8
Surrenders, benefits, and product charges	78.3	92.6	(25.0)	(51.3)	(100.0)	170.9	(163.4)
Net Flows	93.4	107.2	47.5	75.3	(4.2)	200.6	67.4
Interest credited and investment performance	(3.0)	77.6	20.3	57.0	(25.5)	74.6	68.6
Assets under management, end of period	**2,702.4**	**2,612.0**	**2,427.1**	**2,359.4**	**2,227.1**	**2,702.4**	**2,227.1**
Total AUM (2)							
Assets under management, beginning of period	95,602.3	90,471.2	87,668.5	84,214.4	85,079.8	90,471.2	79,477.7
Transfer/Single deposits	1,108.1	1,864.6	2,542.6	1,312.7	1,248.2	2,972.7	2,448.3
Recurring deposits	1,919.9	1,866.3	1,583.4	1,568.5	1,704.4	3,786.2	3,646.4
Deposits	3,028.0	3,730.9	4,126.0	2,881.2	2,952.6	6,758.9	6,094.7
Surrenders, benefits, and product charges	(2,586.4)	(2,311.5)	(2,344.6)	(2,373.3)	(2,395.8)	(4,897.9)	(4,918.3)
Net Flows	441.6	1,419.4	1,781.4	507.9	556.8	1,861.0	1,176.4
Interest credited and investment performance	433.2	3,711.7	1,021.5	2,946.1	(1,422.2)	4,144.9	3,560.3
Assets under management, end of period	**96,477.1**	**95,602.3**	**90,471.2**	**87,668.5**	**84,214.4**	**96,477.1**	**84,214.4**

(1) Where ING U.S. is the Investment Manager
(2) Excludes Recordkeeping and Stable Value where ING U.S. is not the Investment Manager

Page 24 of 70

ING U.S. Annuities

ING U.S.
Annuities Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
Sources of operating earnings before income taxes:							
Investment spread and other investment income	115.4	113.4	118.8	106.6	102.9	228.8	213.4
Fee based margin	11.3	10.5	10.1	9.3	8.4	21.8	17.0
Net underwriting gain (loss) and other revenue	4.4	7.2	5.6	2.2	3.9	11.6	7.0
Administrative expenses	(23.2)	(21.9)	(21.7)	(23.5)	(22.3)	(45.1)	(44.9)
Trail commissions	(8.6)	(8.8)	(8.4)	(8.2)	(8.0)	(17.4)	(16.3)
DAC/VOBA and other intangibles amortization, excluding unlocking	(49.7)	(53.1)	(53.7)	(40.9)	(49.4)	(102.8)	(84.0)
DAC/VOBA and other intangibles unlocking	9.9	7.0	(44.4)	(12.9)	(8.6)	16.9	(28.9)
Operating earnings before income taxes	**59.5**	**54.3**	**6.3**	**32.6**	**26.9**	**113.8**	**63.3**
Gross investment income							
Fixed income	258.3	267.6	278.5	273.4	295.1	526.0	592.2
Limited partnership income	5.1	1.6	0.7	0.7	7.1	6.7	7.8
Prepayment fee income	11.1	5.8	10.1	5.3	7.8	16.9	13.7
Total gross investment income	**274.5**	**275.0**	**289.3**	**279.4**	**310.0**	**549.6**	**613.7**
Investment expenses	(11.2)	(10.9)	(11.4)	(11.2)	(9.6)	(22.0)	(21.6)
Credited interest	(167.8)	(173.7)	(179.7)	(184.7)	(201.8)	(341.5)	(418.7)
Net margin	**95.5**	**90.4**	**98.2**	**83.5**	**98.6**	**186.1**	**173.4**
Other investment income*	19.9	22.9	20.6	23.2	4.2	42.7	40.0
Investment spread and other investment income	**115.4**	**113.4**	**118.8**	**106.6**	**102.9**	**228.8**	**213.4**

* Includes investment income on assets backing surplus that has been allocated from the corporate segment, as well as income from policy loans.

Page 26 of 70

ING U.S.

Annuities Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 6/30/13 6/30/12

Operating revenues

Net investment income and net realized gains (losses) 283.5 287.1 298.4 291.7 304.2 570.6 633.2

Fee income 11.2 9.9 10.4 9.5 8.2 21.1 15.6

Premiums 6.7 7.8 6.3 6.1 11.7 14.5 23.5

Other revenue 2.6 2.8 2.3 2.4 4.6 5.4 7.6

Total operating revenues 304.0 307.6 317.4 309.7 328.7 611.6 679.9

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(183.9)(184.4)(192.3)(200.3)(219.6)(368.3)(461.5)

Operating expenses(32.2)(31.0)(30.3)(32.1)(31.1)(63.2)(62.3)

Net amortization of DAC/VOBA(28.4)(37.9)(88.4)(44.6)(50.9)(66.3)(92.5)

Interest expense —(0.1)(0.1)(0.2) -(0.3)

Total operating benefits and expenses(244.5)(253.3)(311.1)(277.1)(301.8)(497.8)(616.6)

Operating earnings before income taxes 59.5 54.3 6.3 32.6 26.9 113.8 63.3

ING U.S. Annuities AUM

Balances as of

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12

Assets Under Management

Fixed single year 4,104.1 4,204.7 4,273.7 4,367.6 4,435.1

Fixed multi-year 3,748.6 3,853.0 3,949.3 4,133.7 4,574.0

Indexed 12,362.8 12,255.3 12,209.2 12,167.0 12,122.8

SPIA & Payout 2,762.9 2,794.8 2,806.6 2,851.1 2,847.5

Other annuities 438.9 444.7 428.7 440.8 425.1

Mutual funds 2,816.2 2,675.5 2,433.6 2,291.7 2,092.2

Total AUM 26,233.5 26,228.0 26,101.1 26,251.9 26,496.7

Assets Under Management

General account 22,647.3 22,772.4 22,915.8 23,185.7 23,656.1

Separate account 770.0 780.1 751.7 774.5 748.4

Mutual funds 2,816.2 2,675.5 2,433.6 2,291.7 2,092.2

Total AUM 26,233.5 26,228.0 26,101.1 26,251.9 26,496.7

ING U.S.
Annuities AUM Rollforward

(in millions USD)	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	Year-to-Date 6/30/13	6/30/12
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	8,057.7	8,222.9	8,501.3	9,009.1	10,151.2	8,222.9	10,599.1
Deposits	16.5	12.2	17.3	10.1	16.2	28.7	34.2
Surrenders, benefits, and product charges	(300.6)	(254.0)	(376.9)	(602.9)	(1,256.1)	(554.6)	(1,832.7)
Net cash flow	(284.1)	(241.8)	(359.6)	(592.8)	(1,239.9)	(525.9)	(1,798.5)
Interest credited and investment performance	79.1	76.6	81.2	85.0	97.8	155.7	208.5
Assets Under Management, end of period	**7,852.7**	**8,057.7**	**8,222.9**	**8,501.3**	**9,009.1**	**7,852.7**	**9,009.1**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	12,255.3	12,209.2	12,167.0	12,122.8	12,111.8	12,209.2	12,080.9
Deposits	286.7	245.9	285.0	296.7	313.1	532.5	608.7
Surrenders, benefits, and product charges	(332.8)	(288.9)	(341.2)	(355.2)	(371.6)	(621.8)	(695.6)
Net cash flow	(46.2)	(43.1)	(56.1)	(58.5)	(58.5)	(89.2)	(86.9)
Interest credited and investment performance	153.7	89.1	98.4	102.7	69.5	242.8	128.8
Assets Under Management, end of period	**12,362.8**	**12,255.3**	**12,209.2**	**12,167.0**	**12,122.8**	**12,362.8**	**12,122.8**
SPIA & Payout							
Assets Under Management, beginning of period	2,794.8	2,806.6	2,851.0	2,847.5	2,850.3	2,806.6	2,831.0
Deposits	37.2	39.8	38.7	57.4	85.1	77.0	146.9
Surrenders, benefits, and product charges	(107.7)	(101.0)	(112.7)	(109.5)	(109.4)	(208.7)	(218.7)
Net cash flow	(70.5)	(61.3)	(74.0)	(52.1)	(24.3)	(131.8)	(71.8)
Interest credited and investment performance	38.5	49.5	29.6	55.6	21.5	88.0	88.3
Assets Under Management, end of period	**2,762.9**	**2,794.8**	**2,806.6**	**2,851.0**	**2,847.5**	**2,762.9**	**2,847.5**
Mutual Fund Custodial							
Assets Under Management, beginning of period	2,675.5	2,433.5	2,291.7	2,092.2	2,026.9	2,433.5	1,761.3
Deposits	283.1	255.4	213.6	202.8	217.3	538.5	436.1
Surrenders, benefits, and product charges	(114.2)	(115.3)	(106.9)	(97.1)	(102.7)	(229.5)	(187.6)
Net cash flow	168.9	140.1	106.7	105.7	114.7	309.0	248.6
Interest credited and investment performance	(28.1)	101.8	35.1	93.7	(49.4)	73.7	82.3
Assets Under Management, end of period	**2,816.2**	**2,675.5**	**2,433.5**	**2,291.7**	**2,092.2**	**2,816.2**	**2,092.2**
Other Annuities							
Assets Under Management, beginning of period	444.7	428.7	440.8	425.1	452.4	428.7	417.8
Deposits	1.1	1.6	1.2	1.0	2.1	2.7	4.0
Surrenders, benefits, and product charges	(13.0)	(15.8)	(14.7)	(10.7)	(11.3)	(28.8)	(24.2)
Net cash flow	(11.8)	(14.3)	(13.5)	(9.7)	(9.2)	(26.1)	(20.2)
Interest credited and investment performance	6.1	30.3	1.4	25.4	(18.1)	36.3	27.5
Assets Under Management, end of period	**438.9**	**444.7**	**428.7**	**440.8**	**425.1**	**438.9**	**425.1**
Annuities - Total							
Assets Under Management, beginning of period	26,228.0	26,101.1	26,251.9	26,496.7	27,592.6	26,101.1	27,690.2
Deposits	624.6	554.8	555.7	567.9	633.9	1,179.4	1,230.0
Surrenders, benefits, and product charges	(868.3)	(775.1)	(951.8)	(1,175.0)	(1,851.1)	(1,643.4)	(2,958.8)
Net cash flow	(243.7)	(220.3)	(396.1)	(607.1)	(1,217.2)	(464.0)	(1,728.8)
Interest credited and investment performance	249.2	347.3	245.2	362.2	121.3	596.4	535.3
Assets Under Management, end of period	**26,233.5**	**26,228.0**	**26,101.1**	**26,251.9**	**26,496.7**	**26,233.5**	**26,496.7**

Page 29 of 70

ING U.S.

Investment Management

ING U.S.

Investment Management Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 6/30/13 6/30/12

Sources of operating earnings before income

taxes:

Investment capital and other investment income 6.2 2.6 5.3 16.7 12.7 8.8 17.9

Fee based margin 142.4 129.3 137.2 125.5 117.5 271.7 242.9

Administrative expenses(107.5)(101.8)(111.3)(103.1)(99.0)(209.3)(196.6)

Operating earnings before income taxes 41.1 30.1 31.2 39.1 31.2 71.2 64.2

ING U.S.

Investment Management Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 6/30/13 6/30/12

Operating revenues

Net investment income and net realized gains (losses) 6.1 2.8 5.6 17.3 13.3 8.9 18.7

Fee income 132.3 121.7 122.6 120.1 114.1 254.0 232.0

Other revenue 10.2 7.4 14.3 4.8 2.8 17.6 10.1

Total operating revenues 148.6 131.9 142.5 142.2 130.2 280.5 260.8

Operating benefits and expenses

Operating expenses(107.5)(101.8)(111.3)(103.1)(99.0)(209.3)(196.6)

Total operating benefits and expenses(107.5)(101.8)(111.3)(103.1)(99.0)(209.3)(196.6)

Operating earnings before income taxes 41.1 30.1 31.2 39.1 31.2 71.2 64.2

ING U.S.
Investment Management Key Metrics

(in millions USD)	6/30/13	3/31/13	Balances as of 12/31/12	9/30/12	6/30/12	Balances as of 6/30/13	6/30/12
Client Assets by Source:							
External clients							
Investment Management sourced	60,643.9	58,002.1	54,061.9	50,761.4	48,879.7	60,643.9	48,879.7
Affiliate sourced	49,404.6	49,658.0	47,284.6	46,376.8	42,563.9	49,404.6	42,563.9
Subtotal external clients	**110,048.5**	**107,660.1**	**101,346.5**	**97,138.2**	**91,443.6**	**110,048.5**	**91,443.6**
General Account [1]	80,275.3	79,965.9	80,404.8	80,082.1	80,079.4	80,275.3	80,079.4
Total Client Assets (AUM)	**190,323.8**	**187,626.0**	**181,751.3**	**177,220.3**	**171,523.0**	**190,323.8**	**171,523.0**
Administration Only Assets (AUA)	55,294.2	55,732.5	54,695.5	54,723.3	56,024.7	55,294.2	56,024.7
Total AUM and AUA	**245,618.0**	**243,358.5**	**236,446.8**	**231,943.6**	**227,547.7**	**245,618.0**	**227,547.7**

	6/30/13	3/31/13	Three Months Ended 12/31/12	9/30/12	6/30/12	Year to Date 6/30/13	6/30/12
Analysis of investment advisory and administrative revenues, net, by source: [2]							
External clients							
Investment Management sourced	68.2	58.0	58.2	56.0	52.6	126.2	108.5
Affiliate sourced	23.5	22.1	21.9	21.4	19.3	45.6	38.8
Subtotal External Clients	**91.7**	**80.1**	**80.1**	**77.4**	**71.9**	**171.8**	**147.3**
General Account	36.2	36.8	37.0	37.6	36.7	73.0	73.8
Total investment advisory and administrative revenues, net, from AUM	**127.9**	**116.9**	**117.1**	**115.0**	**108.6**	**244.8**	**221.1**
Administration Only Fees	4.4	4.8	5.5	5.1	5.5	9.2	10.9
Total investment advisory and administrative revenues, net, by source [2]	**132.3**	**121.7**	**122.6**	**120.1**	**114.1**	**254.0**	**232.0**
Revenue Yield (bps): [2] [3]							
External clients							
Investment Management sourced	45.6	41.5	44.6	45.1	43.0	43.7	43.7
Affiliate sourced	18.9	18.3	18.7	19.0	17.8	18.6	18.5
Revenue Yield on Institutional/retail	**33.5**	**30.8**	**32.3**	**32.6**	**31.2**	**32.2**	**32.2**
General Account	18.1	18.3	18.5	18.8	19.0	18.2	18.9
Revenue Yield on Client Assets (AUM)	**27.0**	**25.3**	**26.1**	**26.3**	**25.7**	**26.2**	**26.1**
Revenue Yield on Administration Only Assets (AUA)	3.1	3.5	4.1	3.7	3.9	3.3	3.8
Total Revenue Yield on AUM and AUA (bps) [2] [3]	**21.6**	**20.3**	**21.0**	**20.9**	**20.2**	**21.0**	**20.4**

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.

(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.

(3) Revenue Yields calculated using average client assets for the period.

Page 33 of 70

ING U.S.

Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
AUM Roll-forward By Source							
Investment Management Sourced							
Beginning AUM	**58,002.1**	**54,061.9**	**50,761.4**	**48,879.7**	**49,754.9**	**54,061.9**	**49,391.6**
Inflows							
Inflows from sub-advisor replacements	-	197.6	481.3	-	-	197.6	-
Inflows-other	5,760.6	4,598.0	5,536.4	2,732.9	2,093.4	10,358.6	4,609.1
Outflows	(2,615.4)	(2,164.9)	(2,255.5)	(2,403.7)	(2,059.0)	(4,780.3)	(4,760.7)
Net Flows	**3,145.2**	**2,630.7**	**3,762.2**	**329.2**	**34.4**	**5,775.9**	**(151.6)**
Net Money Market Flows	(21.5)	(3.2)	5.6	11.0	(6.1)	(24.7)	(41.0)
Change in Market Value	(513.0)	1,728.2	635.5	1,580.0	(582.2)	1,215.2	2,275.3
Other (Including Acquisitions / Divestitures)	31.1	(415.5)	(1,102.8)	(38.6)	(321.3)	(384.4)	(2,594.6)
Investment Management sourced AUM End of Period	**60,643.9**	**58,002.1**	**54,061.9**	**50,761.4**	**48,879.7**	**60,643.9**	**48,879.7**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	5.42%	4.87%	7.41%	0.67%	0.07%	10.68%	-0.31%
Market Growth %	-0.88%	3.20%	1.25%	3.23%	-1.17%	2.25%	4.61%
Affiliate Sourced							
Beginning AUM	**49,658.0**	**47,284.6**	**46,376.8**	**42,563.9**	**44,050.0**	**47,284.6**	**37,851.8**
Inflows							
Inflows from sub-advisor replacements	537.0	447.1	125.2	2,404.2	-	984.1	3,909.8
Inflows-other	1,024.1	1,579.6	2,311.6	1,081.7	1,269.4	2,603.7	2,510.2
Outflows	(1,606.7)	(1,479.9)	(1,716.5)	(1,294.1)	(2,120.6)	(3,086.6)	(3,426.3)
Net Flows	**(45.6)**	**546.8**	**720.3**	**2,191.8**	**(851.2)**	**501.2**	**2,993.7**
Net Money Market Flows	39.8	(226.2)	20.4	(75.7)	(49.8)	(186.4)	(279.5)
Change in Market Value	10.4	2,111.2	230.2	1,861.6	(751.5)	2,121.6	1,838.2
Other (Including Acquisitions / Divestitures)	(258.0)	(58.5)	(63.0)	(164.8)	166.3	(316.5)	159.7
Affiliate sourced AUM End of Period	**49,404.6**	**49,658.0**	**47,284.6**	**46,376.8**	**42,563.9**	**49,404.6**	**42,563.9**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	-0.09%	1.16%	1.55%	5.15%	-1.93%	1.06%	7.91%
Market Growth %	0.02%	4.46%	0.50%	4.37%	-1.71%	4.49%	4.86%
Other affiliate sourced net flows	572.2	1,040.4	1,365.7	2,645.3	(396.8)	1,612.6	3,787.9
Variable annuity net flows	(617.8)	(493.6)	(645.4)	(453.6)	(454.3)	(1,111.4)	(794.2)
Total affiliate sourced net flows	**(45.6)**	**546.8**	**720.3**	**2,191.8**	**(851.2)**	**501.2**	**2,993.7**
Investment Management sourced net flows	**3,145.2**	**2,630.7**	**3,762.2**	**329.2**	**34.4**	**5,775.9**	**(151.6)**
Total net flows	**3,099.6**	**3,177.5**	**4,482.5**	**2,521.0**	**(816.8)**	**6,277.1**	**2,842.1**

Page 34 of 70

ING U.S.

Investment Management Account Value by Asset Type

Balances as of

6/30/13 3/31/13 12/31/12 9/30/12 6/30/12

(in millions USD)

Institutional

Equity 15,645.2 14,644.1 13,769.5 12,161.7 11,491.2

Fixed Income 34,034.0 32,246.4 29,894.4 28,402.5 27,364.6

Real Estate — — -

Money Market 18.9 17.1 33.3 30.2 21.3

Total 49,698.1 46,907.6 43,697.2 40,594.4 38,877.1

Retail

Equity 36,162.9 36,199.9 33,315.3 33,044.2 29,858.1

Fixed Income 15,208.2 15,459.7 15,406.2 15,074.2 14,583.0

Real Estate 6,660.2 6,794.1 6,401.3 5,921.6 5,541.3

Money Market 2,319.1 2,298.7 2,526.5 2,503.8 2,584.1

Total 60,350.4 60,752.4 57,649.3 56,543.8 52,566.5

General Account

Equity 199.0 200.8 251.1 272.5 275.8

Fixed Income 78,294.7 76,548.7 75,957.9 77,147.8 75,877.5

Real Estate — — -

Money Market 1,781.6 3,216.4 4,195.8 2,661.9 3,926.0

Total 80,275.3 79,965.9 80,404.8 80,082.1 80,079.4

Combined Asset Type

Equity 52,007.1 51,044.9 47,335.9 45,478.4 41,625.1

Fixed Income 127,536.9 124,254.8 121,258.5 120,624.5 117,825.1

Real Estate 6,660.2 6,794.1 6,401.3 5,921.6 5,541.3

Money Market 4,119.6 5,532.2 6,755.6 5,195.9 6,531.4

Total 190,323.8 187,626.0 181,751.3 177,220.3 171,523.0

ING U.S. Individual Life

ING U.S.
Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	Year-to-Date 6/30/13	6/30/12
Sources of operating earnings before income taxes:							
Investment spread and other investment income	48.2	52.4	38.8	59.6	58.2	100.6	129.3
Fee based margin	5.0	4.8	4.7	4.9	4.9	9.8	9.9
Net underwriting gain (loss) and other revenue	115.8	115.9	146.4	130.5	99.5	231.7	218.5
Administrative expenses	(69.8)	(67.0)	(76.6)	(76.6)	(75.8)	(136.8)	(153.8)
Trail commissions	(5.9)	(7.7)	(6.1)	(8.4)	(5.9)	(13.6)	(16.0)
DAC/VOBA and other intangibles amortization, excluding unlocking	(48.4)	(44.9)	(57.2)	(60.2)	(47.3)	(93.3)	(94.9)
DAC/VOBA and other intangibles unlocking	(4.9)	(2.7)	4.6	3.4	(0.2)	(7.6)	(4.6)
Operating earnings before income taxes	**40.0**	**50.8**	**54.6**	**53.2**	**33.4**	**90.8**	**88.4**
Gross Investment Income							
Fixed income	204.2	203.2	202.2	222.0	225.1	407.4	446.4
Limited partnership income	3.9	1.5	(1.2)	(0.1)	4.1	5.4	2.5
Prepayment fee income	3.1	7.7	4.4	0.6	2.6	10.8	8.4
Total gross investment income	**211.2**	**212.4**	**205.4**	**222.5**	**231.8**	**423.6**	**457.3**
Investment expenses	(5.7)	(5.4)	(5.4)	(5.8)	(6.2)	(11.2)	(12.1)
Credited interest	(163.8)	(162.3)	(166.1)	(163.1)	(160.5)	(326.1)	(320.4)
Net margin	**41.7**	**44.7**	**33.9**	**53.6**	**65.1**	**86.3**	**124.8**
Other investment income*	6.5	7.6	4.8	5.8	(6.9)	14.3	4.5
Investment spread and other investment income	**48.2**	**52.4**	**38.8**	**59.6**	**58.2**	**100.6**	**129.3**
Net underwriting gain (loss) and other revenue							
Fee Revenue/Premiums	500.1	488.4	503.4	498.2	507.1	988.8	996.2
Net Mortality, including Reinsurance	(293.4)	(301.8)	(261.7)	(272.1)	(279.9)	(595.7)	(557.3)
Reserve Change/Other	(90.9)	(70.7)	(95.5)	(95.6)	(127.7)	(161.4)	(220.4)
Total net underwriting gain (loss) and other revenue	**115.8**	**115.9**	**146.4**	**130.5**	**99.5**	**231.7**	**218.5**

* Includes investment income on assets backing surplus that has been allocated from the corporate segment, as well as income from policy loans.

Page 37 of 70

ING U.S.

Individual Life Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 6/30/13 6/30/12

Operating revenues

Net investment income and net realized gains (losses) 215.4 216.9 213.1 229.7 224.0 432.3 471.0

Fee income 280.0 276.8 282.0 262.4 288.0 556.8 571.3

Premiums 192.1 185.8 191.7 180.0 186.7 377.9 366.1

Other revenue 7.3 7.6 7.4 6.4 10.5 14.9 12.8

Total operating revenues 694.8 687.1 694.2 678.5 709.2 1,381.9 1,421.2

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(512.4)(501.6)(489.1)(509.5)(531.0)(1,014.0)(1,035.8)

Operating expenses(94.6)(90.9)(101.0)(97.1)(95.4)(185.5)(192.4)

Net amortization of DAC/VOBA(47.6)(42.9)(47.7)(16.6)(47.4)(90.5)(98.0)

Interest expense(0.2)(0.9)(1.8)(2.1)(2.0)(1.1)(6.6)

Total operating benefits and expenses(654.8)(636.3)(639.6)(625.3)(675.8)(1,291.1)(1,332.8)

Operating earnings before income taxes 40.0 50.8 54.6 53.2 33.4 90.8 88.4

ING U.S.

Individual Life Key Metrics

Three Months Ended Year-to-Date

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 6/30/13 6/30/12

Sales by Product Line

Guaranteed—0.5 7.7 18.2 24.6 0.5 46.8

Accumulation 3.9 4.0 5.4 6.9 6.9 7.9 13.0

Indexed 6.6 6.8 11.8 8.1 8.5 13.4 13.6

Total Universal life 10.5 11.3 24.9 33.2 40.0 21.8 73.4

Variable life 2.4 2.7 1.6 2.3 1.2 5.1 2.4

Term 13.9 15.2 19.2 28.2 35.2 29.1 68.9

Whole life — — — -

Total sales by product line 26.8 29.2 45.7 63.7 76.4 56.0 144.7

Sales by Distribution

Independent life sales 17.2 19.1 32.1 49.4 57.4 36.2 111.0

Strategic distribution 5.3 5.4 8.5 7.2 9.8 10.8 16.4

Alternative and specialty markets 4.3 4.7 5.1 7.3 9.2 9.0 17.3

Total sales by distribution 26.8 29.2 45.7 63.7 76.4 56.0 144.7

Gross premiums and deposits by product:

Interest sensitive 273.2 275.2 322.2 347.1 384.9 548.4 764.8

Non—interest sensitive 233.6 223.4 217.4 223.6 230.7 457.0 449.5

Total gross premiums and deposits 506.8 498.6 539.6 570.7 615.6 1,005.4 1,214.3

Applications

New business policy count (Paid) 15,290 16,137 20,471 29,072 36,339 31,427 70,393

End of Period:

In-force face amount (by product)

Universal life 79,505 79,969 80,685 80,456 80,134 79,505 80,134

Variable life 29,153 29,642 30,182 30,761 31,336 29,153 31,336

Term 497,596 496,919 494,760 491,263 482,668 497,596 482,668

Whole life 2,274 2,313 2,348 2,377 2,418 2,274 2,418

Total In-force Face 608,528 608,844 607,976 604,858 596,557 608,528 596,557

In-force policy count (in whole numbers)

Universal life 298,406 301,703 305,115 306,679 308,331 298,406 308,331

Variable life 69,135 70,364 71,589 72,783 73,939 69,135 73,939

Term 832,402 829,444 824,794 818,457 805,154 832,402 805,154

Whole life 146,425 148,767 151,346 153,960 156,645 146,425 156,645

Total Policy Counts 1,346,368 1,350,278 1,352,844 1,351,879 1,344,069 1,346,368 1,344,069

Assets under management

General account 13,190.7 13,089.6 12,910.0 12,828.0 12,709.4 13,190.7 12,709.4

Separate account 2,487.0 2,509.2 2,412.0 2,447.0 2,370.9 2,487.0 2,370.9

Total 15,677.7 15,598.8 15,322.5 15,274.9 15,080.3 15,677.7 15,080.3

ING U.S.

Employee Benefits

ING U.S.
Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	Year-to-Date 6/30/13	6/30/12
Sources of operating earnings before income taxes:							
Investment spread and other investment income	11.7	12.0	10.4	13.8	9.5	23.7	24.9
Net underwriting gain (loss) and other revenue	86.9	62.8	80.6	82.9	80.9	149.7	145.1
Administrative expenses	(41.0)	(39.6)	(41.6)	(40.2)	(39.8)	(80.6)	(83.8)
Trail commissions	(19.6)	(19.7)	(17.7)	(16.7)	(17.6)	(39.3)	(35.1)
DAC/VOBA and other intangibles amortization, excluding unlocking	(3.9)	(3.1)	(3.1)	(3.7)	(3.9)	(7.0)	(6.4)
Operating earnings before income taxes	**34.1**	**12.4**	**28.6**	**36.1**	**29.1**	**46.5**	**44.7**
Gross Investment Income							
Fixed income	24.7	26.1	24.8	26.7	27.1	50.8	53.8
Limited partnership income	0.4	0.1	(0.2)	-	0.6	0.6	0.4
Prepayment fee income	1.3	0.5	0.2	0.4	0.3	1.8	0.4
Total gross investment income	**26.4**	**26.7**	**24.8**	**27.1**	**28.0**	**53.2**	**54.6**
Investment expenses	(0.8)	(0.9)	(0.9)	(0.9)	(1.0)	(1.7)	(2.0)
Credited interest	(16.1)	(16.3)	(16.6)	(16.1)	(16.2)	(32.5)	(32.4)
Net margin	**9.5**	**9.5**	**7.3**	**10.1**	**10.8**	**19.0**	**20.2**
Other investment income*	2.2	2.5	3.1	3.7	(1.4)	4.7	4.7
Investment spread and other investment income	**11.7**	**12.0**	**10.4**	**13.8**	**9.5**	**23.7**	**24.9**
Group life							
Premiums	119.3	118.9	116.4	116.2	114.4	238.1	228.2
Benefits	(89.9)	(101.5)	(91.2)	(89.5)	(79.5)	(191.4)	(173.8)
Other [(1)]	(2.6)	(3.1)	(3.4)	(2.6)	(2.7)	(5.7)	(5.1)
Total	**26.8**	**14.2**	**21.8**	**24.1**	**32.1**	**41.0**	**49.3**
Loss Ratio (Interest adjusted)	**75.4%**	**85.4%**	**78.4%**	**77.0%**	**69.5%**	**80.4%**	**76.2%**
Group stop loss							
Premiums	133.9	135.7	136.5	139.0	142.1	269.7	286.0
Benefits	(96.6)	(105.4)	(94.8)	(97.7)	(107.3)	(202.0)	(217.0)
Other [(1)]	(0.3)	(1.3)	(0.7)	(0.8)	(0.8)	(1.6)	(1.7)
Total	**37.0**	**29.1**	**41.0**	**40.4**	**34.1**	**66.1**	**67.3**
Loss Ratio	**72.1%**	**77.6%**	**69.5%**	**70.3%**	**75.5%**	**74.9%**	**75.9%**
Voluntary Benefits, Disability, and Other	**23.1**	**19.4**	**17.6**	**18.4**	**14.7**	**42.5**	**28.5**
Net underwriting gain (loss) and other revenue	**86.9**	**62.8**	**80.6**	**82.9**	**80.9**	**149.7**	**145.1**

[(1)] Other includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

* Includes investment income on assets backing surplus that has been allocated from the corporate segment.

Page 41 of 70

ING U.S.

Employee Benefits Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 6/30/13 6/30/12

Operating revenues

Net investment income and net realized gains (losses) 27.9 28.4 27.0 30.0 25.6 56.3 57.3

Fee income 15.8 15.8 15.9 15.7 15.5 31.6 30.9

Premiums 269.0 274.9 271.6 265.8 272.3 543.9 540.7

Other revenue(1.0)(1.0)(0.9)(1.0) 0.4(2.0)(1.8)

Total operating revenues 311.7 318.1 313.6 310.5 313.8 629.8 627.1

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(213.2)(242.6)(220.9)(214.0)(223.2)(455.8)(457.2)

Operating expenses(60.5)(60.0)(60.7)(56.7)(57.6)(120.5)(118.8)

Net amortization of DAC/VOBA(3.9)(3.1)(3.4)(3.7)(3.9)(7.0)(6.4)

Total operating benefits and expenses(277.6)(305.7)(285.0)(274.4)(284.7)(583.3)(582.4)

Operating earnings before income taxes 34.1 12.4 28.6 36.1 29.1 46.5 44.7

ING U.S.

Employee Benefits Key Metrics

Three Months Ended Year-to-Date

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 6/30/13 6/30/12

Sales

Group life (Basic / Sup / AD&D) 1.6 44.0 2.0 13.0 7.6 45.6 32.9

Group stop loss 11.6 89.7 7.8 12.5 19.0 101.3 131.3

Disability 1.1 10.9 1.8 3.6 1.5 12.0 10.4

Association (Life, DI, PAI) 0.3—12.7 0.4 0.6 0.3 1.2

Other (PAI) 0.1 1.8—0.6 0.3 1.9 0.4

Total group products 14.7 146.4 24.3 30.1 29.0 161.1 176.2

Voluntary products 3.8 10.3 8.3 3.8 5.0 14.1 12.4

Total sales by product line 18.5 156.7 32.6 33.9 34.0 175.2 188.6

Total gross premiums and deposits 311.3 319.5 314.3 311.2 313.8 630.8 626.6

Total annualized in-force premiums 1,273.5 1,316.2 1,286.6 1,301.1 1,327.3 1,273.5 1,327.3

Assets under management (EOP)

General account 1,747.3 1,739.1 1,745.5 1,752.9 1,754.9 1,747.3 1,754.9

Separate account 14.8 14.7 14.0 14.3 13.2 14.8 13.2

Total 1,762.1 1,753.8 1,759.5 1,767.2 1,768.1 1,762.1 1,768.1

ING U.S. Corporate

ING U.S.

Corporate Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 6/30/13 6/30/12

Interest expense*(43.2)(41.9)(39.2)(39.8)(32.1)(85.1)(48.8)

Closed Block Variable Annuity contingent capital LOC(5.6)(12.8)(13.1)(13.1)(11.6)(18.4)(30.5)

Amortization of intangibles(8.8)(8.8)(8.8)(8.8)(8.7)(17.6)(17.4)

Other 4.8 13.4 17.5 4.1 19.7 18.2 15.6

Operating earnings before income taxes(52.8)(50.1)(43.6)(57.6)(32.7)(102.9)(81.1)

*	Including interest rate swap settlements and amortization of debt issuance costs

ING U.S.

Closed Blocks (Variable Annuity and Other)

ING U.S.
Closed Block ISP and Other Operating Earnings

(in millions USD)	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	Year-to-Date 6/30/13	6/30/12
Closed Block Institutional Spread Products	10.9	22.1	4.7	10.0	8.9	33.0	31.0
Closed Block Other	7.1	(0.7)	19.1	11.8	30.9	6.4	33.1
Operating earnings before income taxes	**18.0**	**21.4**	**23.8**	**21.8**	**39.8**	**39.4**	**64.1**

Closed Block Institutional Spread Products	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	Year-to-Date 6/30/13	6/30/12
Operating revenues							
Net investment income and net realized gains (losses)	26.0	38.0	23.7	29.6	30.1	64.0	73.0
Fee income	-	-	0.1	-	-	-	-
Premiums	0.6	0.6	0.6	0.5	0.6	1.2	1.2
Other revenue	(0.3)	(0.3)	(0.4)	(0.2)	(0.4)	(0.6)	(0.9)
Total operating revenues	**26.3**	**38.3**	**24.0**	**29.9**	**30.3**	**64.6**	**73.3**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(12.7)	(13.5)	(16.1)	(16.6)	(17.4)	(26.2)	(34.8)
Operating expenses	(2.6)	(2.6)	(2.9)	(2.6)	(3.2)	(5.2)	(6.0)
Net amortization of DAC/VOBA	(0.1)	(0.1)	(0.2)	(0.1)	(0.2)	(0.2)	(0.3)
Interest expense	-	-	(0.1)	(0.6)	(0.6)	-	(1.2)
Total operating benefits and expenses	**(15.4)**	**(16.2)**	**(19.3)**	**(19.9)**	**(21.4)**	**(31.6)**	**(42.3)**
Operating earnings before income taxes	**10.9**	**22.1**	**4.7**	**10.0**	**8.9**	**33.0**	**31.0**

Closed Block Other	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	Year-to-Date 6/30/13	6/30/12
Operating revenues							
Net investment income and net realized gains (losses)	6.0	6.0	10.9	8.3	7.6	12.0	15.8
Fee income	-	-	-	-	-	-	0.1
Premiums	1.1	0.9	0.9	1.2	1.3	2.0	3.0
Other revenue	0.2	0.3	2.4	1.1	(0.3)	0.5	0.1
Total operating revenues	**7.3**	**7.2**	**14.2**	**10.6**	**8.6**	**14.5**	**19.0**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	7.3	(6.8)	6.8	2.7	1.3	0.5	(5.7)
Operating expenses	(7.5)	(1.1)	(1.9)	(1.5)	21.0	(8.6)	19.8
Total operating benefits and expenses	**(0.2)**	**(7.9)**	**4.9**	**1.2**	**22.3**	**(8.1)**	**14.1**
Operating earnings before income taxes	**7.1**	**(0.7)**	**19.1**	**11.8**	**30.9**	**6.4**	**33.1**

Page 47 of 70

ING U.S.
Closed Block Variable Annuity Income (Loss) before income taxes

(in millions USD)	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	Year-to-Date 6/30/13	6/30/12
Revenues							
Net investment income	20.9	18.4	17.2	12.2	5.9	39.3	23.3
Fee income	320.7	309.3	312.9	307.9	304.8	630.0	615.1
Net realized gains (losses)	(408.4)	(776.4)	(267.3)	(283.0)	480.8	(1,184.8)	(832.5)
Other revenues and premiums	6.5	4.7	5.3	5.4	6.7	11.2	13.5
Total revenues	**(60.3)**	**(444.0)**	**68.1**	**42.5**	**798.2**	**(504.3)**	**(180.6)**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(144.3)	94.1	(107.6)	84.1	(286.4)	(50.2)	(90.1)
Operating expenses and interest expense	(116.5)	(112.2)	(113.3)	(113.3)	(113.6)	(228.7)	(223.8)
Net amortization of DAC/VOBA	(17.3)	(15.0)	(14.5)	(12.5)	(16.3)	(32.3)	(31.3)
Total benefits and expenses	**(278.1)**	**(33.1)**	**(235.4)**	**(41.7)**	**(416.3)**	**(311.2)**	**(345.2)**
Income (loss) before income taxes	**(338.4)**	**(477.1)**	**(167.3)**	**0.8**	**381.9**	**(815.5)**	**(525.8)**

The following table presents notable items that result in volatility in income (loss) before income taxes:	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	Year-to-Date 6/30/13	6/30/12
Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [1]	(407.4)	(453.9)	(18.0)	(449.7)	(74.1)	(861.3)	(390.6)
Gains (losses) related to CHO program [1]	(45.6)	(158.5)	18.5	(146.2)	64.1	(204.1)	(223.3)
Gain (loss) due to nonperformance risk[1]	(121.3)	(106.7)	(401.4)	358.9	170.4	(228.0)	(401.1)
Net investment gains (losses) [1]	3.5	13.5	(0.6)	(3.1)	8.5	17.0	30.4
DAC/VOBA and other intangibles unlocking and loss recognition	(1.8)	(0.2)	0.3	2.8	(1.5)	(2.0)	(1.3)

[1] Amounts exclude net amortization of DAC/VOBA and other intangibles.

Page 48 of 70

ING U.S.

Closed Block Variable Annuity Death and Living Benefits

Balances as of

(in millions USD) 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12

Death and living benefits-account value

GMAB/GMWB 970 1,043 1,048 1,119 1,137

GMIB 15,048 15,482 14,904 15,113 14,715

GMWBL 15,636 16,075 15,612 15,746 15,328

No living benefits 10,934 11,246 10,976 11,252 11,097

Total* 42,588 43,846 42,540 43,230 42,277

Net amount at risk (after reinsurance)

Total DB NAR 6,437 6,105 7,029 7,026 7,956

GMAB/GMWB 32 32 42 44 56

GMIB(1) 2,780 3,029 3,576 3,531 3,862

GMWBL(1) 960 1,293 1,703 1,837 2,170

Total LB NAR 3,772 4,354 5,321 5,412 6,088

*Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business

(1) GMIB and GMWBL values represent discounted net amount at risk

ING U.S.

Closed Block Variable Annuity AUM Rollforward

Three Months Ended Year-to-Date

6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 6/30/13 6/30/12

(in millions USD)

Balance as of beginning of period 44,546.6 43,198.4 43,842.2 42,843.4 45,133.8 43,198.4 42,645.5

Deposits 175.4 131.8 127.1 115.2 132.7 307.2 258.1

Surrenders, benefits, and product charges(1,193.0)(1,075.6)(1,076.6)(953.3)(967.6)(2,268.6)(1,989.4)

Net cash flow(1,017.6)(943.9)(949.5)(838.1)(834.9)(1,961.4)(1,731.3)

Interest credited and investment performance(169.7) 2,292.0 305.7 1,836.9(1,455.5) 2,122.3 1,929.2

Balance as of end of period* 43,359.3 44,546.6 43,198.4 43,842.2 42,843.4 43,359.3 42,843.4

Assets Under Management

General account 1,336.7 1,272.1 1,237.6 1,188.5 1,147.7 1,336.7 1,147.7

Separate account 42,022.6 43,274.5 41,960.8 42,653.7 41,695.7 42,022.6 41,695.7

Total* 43,359.3 44,546.6 43,198.4 43,842.2 42,843.4 43,359.3 42,843.4

End of period Payout reserves (included above) 724.2 648.8 607.8 561.4 515.7 724.2 515.7

*Includes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business

ING U.S.

Investment Information

ING U.S.
Portfolio Composition

(in millions USD)	Balances as of 6/30/13 Amount	6/30/13 % of Total	3/31/13 Amount	3/31/13 % of Total	12/31/12 Amount	12/31/12 % of Total	9/30/12 Amount	9/30/12 % of Total	6/30/12 Amount	6/30/12 % of Total
Composition of Investment Portfolio										
Fixed maturities, available for sale, at fair value, before consolidation	69,930.1		70,708.5		70,995.5		71,077.1		67,961.6	
CLOs Adjustments [1]	(119.6)		(133.0)		(84.1)		(79.4)		(73.5)	
VOEs Adjustments [1]	32.9		47.4		(1.1)		40.7		35.1	
Fixed maturities, available for sale, at fair value, after consolidation	69,843.4	78.0%	70,622.9	76.7%	70,910.3	74.2%	71,038.4	74.6%	67,923.2	71.3%
Fixed maturities, at fair value using the fair value option	2,771.6	3.1%	2,675.8	2.9%	2,771.3	2.8%	2,875.1	3.0%	3,145.9	3.3%
Equity securities, available for sale, at fair value	281.0	0.3%	282.3	0.3%	340.1	0.4%	328.9	0.4%	343.0	0.4%
Short-term investments	2,404.8	2.7%	2,992.1	3.2%	5,991.2	6.3%	3,637.4	3.8%	5,765.9	6.0%
Mortgage loans on real estate	8,929.1	10.0%	8,949.4	9.7%	8,662.3	9.1%	8,682.6	9.1%	8,953.2	9.4%
Loans - Dutch State Obligation	-	0.0%	-	0.0%	-	0.0%	1,503.6	1.6%	1,596.9	1.7%
Policy loans	2,144.9	2.4%	2,204.4	2.4%	2,200.3	2.3%	2,212.9	2.3%	2,209.0	2.3%
Limited partnerships/corporations, before consolidation	1,024.0		1,036.7		1,031.0		1,470.4		1,497.2	
VOEs Adjustments [1]	(593.8)		(568.2)		(565.9)		(955.6)		(965.6)	
Limited partnerships/corporations, after consolidation	430.2	0.5%	468.5	0.5%	465.1	0.5%	514.8	0.5%	531.6	0.6%
Derivatives	1,174.4	1.3%	2,077.0	2.3%	2,374.5	2.5%	2,733.7	2.9%	2,983.1	3.1%
Other investments	168.4	0.2%	166.7	0.2%	167.0	0.2%	205.1	0.2%	206.9	0.2%
Securities pledged to creditors	1,357.0	1.5%	1,774.7	1.8%	1,605.5	1.7%	1,462.2	1.6%	1,657.4	1.7%
Total investments, after consolidation	**89,504.8**	**100.0%**	**92,213.8**	**100.0%**	**95,487.6**	**100.0%**	**95,194.7**	**100.0%**	**95,316.1**	**100.0%**
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	6,660.8	9.0%	6,467.0	8.6%	6,607.9	8.8%	6,769.9	9.0%	6,149.9	8.5%
U.S. Corporate - Public	31,643.8	42.8%	32,137.7	42.8%	31,597.4	41.9%	30,568.2	40.5%	29,280.1	40.2%
U.S. Corporate - Private	5,423.1	7.3%	5,622.2	7.5%	5,566.5	7.4%	5,486.5	7.3%	5,272.3	7.2%
Foreign Government / Agency	1,091.8	1.5%	1,156.1	1.5%	1,190.0	1.6%	1,181.9	1.6%	1,132.9	1.6%
Foreign Corporate - Public	6,572.7	8.9%	6,807.3	9.1%	6,476.7	8.6%	6,146.7	8.1%	5,857.9	8.1%
Foreign Corporate - Private	8,083.4	10.9%	8,146.6	10.9%	8,317.8	11.0%	8,351.0	11.1%	8,227.4	11.3%
State, municipalities and political subdivisions	292.5	0.4%	317.8	0.4%	352.8	0.5%	350.9	0.5%	349.7	0.5%
Residential mortgaged-backed securities:										
CMO-B Agency	2,706.0	3.7%	2,934.3	3.9%	3,066.4	4.1%	3,288.5	4.4%	3,841.7	5.3%
CMO-B Non-Agency	479.7	0.6%	540.5	0.7%	582.8	0.8%	612.1	0.8%	698.0	1.0%
Agency	3,336.1	4.5%	2,706.7	3.6%	2,779.7	3.7%	3,475.4	4.6%	2,941.7	4.0%
Non-Agency [3]	1,847.0	2.5%	1,997.0	2.7%	2,193.9	2.9%	2,255.8	3.0%	2,258.0	3.1%
Total Residential mortgage-backed securities	**8,368.8**	**11.3%**	**8,178.5**	**10.9%**	**8,622.8**	**11.5%**	**9,631.8**	**12.8%**	**9,739.4**	**13.4%**
Commercial mortgage-backed securities	4,425.9	6.0%	4,813.2	6.4%	4,946.4	6.6%	5,217.0	6.9%	5,197.5	7.1%
Other asset-backed securities [3]	1,409.2	1.9%	1,427.0	1.9%	1,608.8	2.1%	1,671.8	2.2%	1,519.4	2.1%
Total fixed maturities, including securities pledged	**73,972.0**	**100.0%**	**75,073.4**	**100.0%**	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**	**72,726.5**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	2,471.6	3.3%	3,021.8	4.0%	2,918.1	3.9%	2,980.3	4.0%	2,719.9	3.7%
Due after one year through five years	15,862.9	21.4%	15,205.4	20.3%	15,353.4	20.4%	15,013.6	19.9%	14,273.8	19.6%
Due after five years through ten years	19,928.2	26.9%	19,830.3	26.4%	19,179.7	25.5%	18,554.3	24.6%	18,014.0	24.8%
Due after ten years	21,505.4	29.2%	22,597.2	30.1%	22,657.9	30.1%	22,306.9	29.6%	21,262.5	29.3%
CMO-B	3,185.7	4.3%	3,474.8	4.6%	3,649.2	4.8%	3,900.6	5.2%	4,539.7	6.2%
Mortgage-backed securities	9,609.0	13.0%	9,516.9	12.7%	9,920.0	13.2%	10,948.2	14.5%	10,397.2	14.3%
Other asset-backed securities [3]	1,409.2	1.9%	1,427.0	1.9%	1,608.8	2.1%	1,671.8	2.2%	1,519.4	2.1%
Total fixed maturities, including securities pledged	**73,972.0**	**100.0%**	**75,073.4**	**100.0%**	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**	**72,726.5**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
NAIC Quality Designation										
1	42,428.3	57.4%	42,710.2	56.9%	42,197.7	56.1%	42,964.1	57.0%	41,404.0	56.9%
2	27,962.2	37.8%	28,764.1	38.3%	29,245.1	38.9%	28,571.7	37.9%	27,474.3	37.8%
3	2,661.7	3.6%	2,605.5	3.5%	2,670.7	3.5%	2,794.8	3.7%	2,785.3	3.8%
4	551.3	0.7%	578.3	0.8%	699.8	0.9%	534.1	0.7%	474.1	0.7%
5	160.5	0.2%	186.0	0.2%	254.8	0.3%	251.1	0.3%	320.8	0.4%
6	208.0	0.3%	229.3	0.3%	219.0	0.3%	259.9	0.4%	268.0	0.4%
Total fixed maturities, including securities pledged [4]	**73,972.0**	**100.0%**	**75,073.4**	**100.0%**	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**	**72,726.5**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
ARO Quality Rating										
AAA	16,486.5	22.3%	16,047.9	21.4%	16,752.5	22.3%	17,963.9	23.8%	17,418.1	23.9%
AA	4,349.5	5.9%	4,338.0	5.8%	4,067.1	5.4%	3,777.3	5.0%	3,602.6	5.0%
A	19,702.3	26.6%	20,115.9	26.8%	19,414.6	25.8%	19,133.8	25.4%	18,473.4	25.4%
BBB	28,310.1	38.3%	29,205.9	38.9%	29,445.1	39.1%	29,034.0	38.5%	27,860.2	38.3%
BB	2,843.4	3.8%	2,877.3	3.8%	2,865.1	3.8%	2,876.4	3.8%	2,766.3	3.8%
B and below	2,280.2	3.1%	2,488.4	3.3%	2,742.7	3.6%	2,590.3	3.5%	2,605.9	3.6%
Total fixed maturities, including securities pledged	**73,972.0**	**100.0%**	**75,073.4**	**100.0%**	**75,287.1**	**100.0%**	**75,375.7**	**100.0%**	**72,726.5**	**100.0%**

(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.
(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) ARO ratings do not directly translate into NAIC ratings.

Page 52 of 70

ING U.S.
Portfolio Results

(in millions USD)

	Three Months Ended										Year to Date			
	6/30/13		3/31/13		12/31/12		9/30/12		6/30/12		6/30/13		6/30/12	
	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Operating investment income and annualized yield														
Fixed maturity securities [1]	831.0	5.02%	855.6	5.21%	854.6	5.23%	872.7	5.42%	898.1	5.72%	1,686.6	5.14%	1,788.1	5.58%
Equity securities	0.5	0.77%	2.6	3.72%	3.2	3.77%	5.4	6.81%	5.9	7.14%	3.1	2.25%	9.1	5.45%
Mortgage loans	113.6	5.24%	115.4	5.38%	114.0	5.42%	119.0	5.50%	120.2	5.44%	229.0	5.31%	242.6	5.62%
Limited partnerships	27.8	11.46%	23.2	9.37%	17.4	6.98%	22.2	6.22%	(47.8)	-11.98%	51.0	10.40%	12.9	1.78%
Policy loans	29.7	5.69%	29.9	5.57%	30.0	5.60%	30.1	5.60%	30.7	5.72%	59.6	5.63%	61.4	5.71%
Dutch state obligation (Alt-A transaction)	-	0.00%	-	0.00%	1.6	0.91%	4.3	1.10%	4.4	1.09%	-	0.00%	8.2	1.18%
Short-term investments	1.0	0.17%	0.9	0.12%	1.5	0.10%	1.0	0.11%	2.1	0.14%	1.9	0.14%	2.9	0.12%
Derivatives [1]	(9.0)	N/A	(11.9)	N/A	(13.9)	N/A	(9.0)	N/A	(18.3)	N/A	(20.9)	N/A	(33.3)	N/A
Pre-payment fee income	25.7	0.12%	25.6	0.12%	17.9	0.08%	13.7	0.06%	17.3	0.08%	51.3	0.12%	37.9	0.09%
Other assets	3.3	N/A	3.5	N/A	11.0	N/A	(1.6)	N/A	5.5	N/A	6.8	N/A	13.7	N/A
Gross investment income before expenses and fees	**1,023.6**	**5.07%**	**1,044.8**	**5.17%**	**1,037.3**	**4.94%**	**1,057.8**	**5.14%**	**1,018.1**	**4.89%**	**2,068.4**	**5.14%**	**2,143.5**	**5.19%**
Expenses and fees	(40.7)	-0.21%	(40.7)	-0.21%	(41.4)	-0.20%	(40.0)	-0.20%	(41.8)	-0.21%	(81.4)	-0.21%	(83.5)	-0.21%
Total investment income and annualized yield	**982.9**	**4.86%**	**1,004.1**	**4.96%**	**995.9**	**4.74%**	**1,017.8**	**4.94%**	**976.3**	**4.68%**	**1,987.0**	**4.93%**	**2,060.0**	**4.98%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	20.9		18.5		17.3		12.2		5.8		39.4		23.3	
Total investment income, excluding CBVA	**962.0**		**985.6**		**978.6**		**1,005.6**		**970.5**		**1,947.6**		**2,036.7**	
Trading Gains/Losses														
Fixed Maturities	0.8		11.0		45.9		194.9		56.3		11.8		167.6	
Equity securities	(0.1)		0.2		2.4		0.1		(0.9)		0.1		1.7	
Mortgage loans	(0.2)		-		7.7		-		(0.4)		(0.2)		-	
Other investments	(3.0)		1.6		(21.9)		9.0		(1.5)		(1.4)		(9.0)	
Total Trading Gains/Losses, excluding CBVA	**(2.5)**		**12.8**		**34.1**		**204.0**		**53.5**		**10.3**		**160.3**	
Impairments														
Fixed Maturities	(5.4)		(11.0)		(20.2)		(11.0)		(5.8)		(16.4)		(12.6)	
Equity securities	(1.8)		-		-		-		-		(1.8)		-	
Mortgage loans	-		-		(7.7)		-		-		-		-	
Other investments	-		-		-		(1.4)		-		-		-	
Total Impairments, excluding CBVA	**(7.2)**		**(11.0)**		**(27.9)**		**(12.4)**		**(5.8)**		**(18.2)**		**(12.6)**	
Fair Value Adjustments [2]	**(77.7)**		**(10.2)**		**(9.3)**		**44.0**		**85.4**		**(87.9)**		**79.1**	
Derivatives, including Change in Fair Value of Derivatives related to Guaranteed Benefits, excluding CBVA	**114.6**		**58.1**		**22.9**		**49.2**		**4.0**		**172.7**		**137.9**	
Net Realized Investment Gains (losses) and Net Guaranteed Benefit Hedging Gains (losses), excluding CBVA	**27.2**		**49.7**		**19.8**		**284.8**		**137.1**		**76.9**		**364.7**	
CBVA Investment Income and Realized Capital Gains (Losses)	**(387.5)**		**(758.0)**		**(250.1)**		**(270.8)**		**486.6**		**(1,145.5)**		**(809.2)**	
Business Sold Through MODCO REINS [3]	**(62.7)**		**(18.7)**		**(6.9)**		**18.8**		**21.5**		**(81.4)**		**20.4**	
Consolidation/eliminations [4]	**7.3**		**65.3**		**(70.2)**		**55.4**		**8.9**		**72.6**		**39.5**	
Total Investment Income and Realized Capital Gains (Losses)	**546.3**		**323.9**		**671.2**		**1,093.8**		**1,624.6**		**870.2**		**1,652.1**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
[3] Income related to the Hannover Life Re Modco reinsurance transaction, in which the risk associated with these policies has been transferred to Hannover Life Re.
[4] Consolidation/eliminations includes:
-The impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company;
-The elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment;
-Other intersegment eliminations.

Page 53 of 70

ING U.S.
Alternative Investment Income

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
Retirement							
Average alternative investments	260.0	256.0	292.2	505.0	624.8	258.0	647.5
Alternative investment income	8.4	7.9	0.9	2.6	14.8	16.3	39.7
Annuities							
Average alternative investments	178.8	189.2	188.5	277.3	313.2	184.0	335.9
Alternative investment income	7.6	4.4	2.0	2.0	9.5	12.0	21.8
Investment Management							
Average alternative investments	123.8	120.8	129.2	114.3	100.1	122.2	93.2
Alternative investment income	6.1	2.8	5.6	19.5	11.1	8.9	16.5
Individual Life							
Average alternative investments	138.8	132.1	133.5	195.5	225.3	135.5	230.5
Alternative investment income	6.3	3.4	(0.3)	0.7	5.9	9.7	11.7
Employee Benefits							
Average alternative investments	25.6	23.6	29.7	52.5	65.3	24.6	67.4
Alternative investment income	1.1	0.6	0.1	0.4	1.4	1.7	4.0
Total Ongoing Business							
Average alternative investments	**727.0**	**721.7**	**773.1**	**1,144.6**	**1,328.7**	**724.3**	**1,374.5**
Alternative investment income	**29.5**	**19.1**	**8.3**	**25.2**	**42.7**	**48.6**	**93.7**
Corporate							
Average alternative investments	95.5	98.1	101.6	96.5	93.5	96.8	92.0
Alternative investment income	(5.7)	2.7	5.1	6.3	6.9	(3.0)	12.0
Closed Blocks [(1)]							
Average alternative investments	59.4	62.4	41.5	80.4	111.2	60.9	115.9
Alternative investment income	2.4	1.8	4.0	0.7	2.3	4.2	6.9
Total ING U.S.							
Average alternative investments	**881.9**	**882.2**	**916.2**	**1,321.5**	**1,533.4**	**882.0**	**1,582.4**
Alternative investment income	**26.2**	**23.6**	**17.4**	**32.2**	**51.9**	**49.8**	**112.6**

(1) Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

* The investment income on alternative investments shown above for the period ended June 30, 2012 excludes the $92.0 million net loss on the sale of certain alternative investments during the period.

Page 54 of 70

ING U.S.
Unrealized Gains (Losses)

(in millions USD)

Fixed Maturities, available for sale (including securities pledged)
Aging Schedule

	Balances as of									
	6/30/13		3/31/13		12/31/12		9/30/12		6/30/12	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Less than 20%	(929.8)	92.7%	(191.9)	71.3%	(150.6)	51.4%	(172.5)	46.2%	(285.1)	44.6%
20% or more for less than six months	(35.3)	3.5%	(3.9)	1.5%	(11.4)	3.9%	(31.0)	8.3%	(65.5)	10.3%
20% or more for six months or greater	(38.2)	3.8%	(73.0)	27.2%	(130.7)	44.7%	(169.7)	45.5%	(288.3)	45.1%
Total Unrealized Loss	**(1,003.3)**	**100.0%**	**(268.8)**	**100.0%**	**(292.7)**	**100.0%**	**(373.2)**	**100.0%**	**(638.9)**	**100.0%**
Total Unrealized Gain	**4,919.9**		**7,336.0**		**8,155.7**		**8,277.8**		**7,133.2**	
Net Unrealized Gain/Loss	**3,916.6**		**7,067.2**		**7,863.0**		**7,904.6**		**6,494.3**	

Fixed Maturities Securities - Security Sector - Net Unrealized Gain/(Loss)*

	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
US Treasuries and US government agencies and authorities	348.7	638.7	768.2	835.8	845.2
US Corporate - Public	1,458.9	3,116.0	3,592.5	3,638.9	2,897.1
US Corporate - Private	363.5	561.5	585.3	607.0	532.6
Foreign Government / Agency	11.0	84.0	120.6	109.9	74.8
Foreign Corporate - Public	207.4	559.7	640.8	601.8	404.9
Foreign Corporate - Private	503.6	793.1	831.9	848.7	745.1
State, municipalities, and political subdivisions	14.2	29.2	32.6	29.4	28.0
Residential mortgaged-backed securities:					
CMO-B Agency	422.3	505.9	551.1	587.4	710.4
CMO-B Non-Agency	117.1	128.5	136.0	134.2	179.0
Agency	7.9	55.8	67.4	90.2	78.0
Non-Agency	0.3	18.9	(41.8)	(111.3)	(304.9)
Total Residential mortgage-backed securities	**547.6**	**709.1**	**712.7**	**700.5**	**662.5**
Commercial Mortgage-Backed Securities	411.3	511.8	507.5	457.5	239.5
Other Asset-Backed Securities*	50.4	64.1	70.9	75.1	64.6
Total Net Unrealized Gain/Loss	**3,916.6**	**7,067.2**	**7,863.0**	**7,904.6**	**6,494.3**

* Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

Page 55 of 70

ING U.S.
Asset Backed Securities

(in millions USD)

RMBS Balances by Collateral Type

	Balances as of									
	6/30/13		3/31/13		12/31/12		9/30/12		6/30/12	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	6,040.8	5,508.4	5,639.6	4,939.7	5,844.8	5,070.0	6,763.9	5,929.3	6,783.4	5,821.7
Prime / Non-Agency	1,148.9	1,000.6	1,300.0	1,116.1	1,399.4	1,215.3	1,503.2	1,312.7	1,621.0	1,439.9
Alt-A RMBS	376.3	344.6	402.0	365.2	411.3	389.2	415.2	407.4	399.7	431.9
Subprime Mortgage-Backed Securities	802.8	806.5	836.9	836.3	967.3	998.0	949.5	1,039.1	935.3	1,122.5
Total	**8,368.8**	**7,660.1**	**8,178.5**	**7,257.3**	**8,622.8**	**7,672.5**	**9,631.8**	**8,688.5**	**9,739.4**	**8,816.0**

CMBS Balances by Year of Origination

	Balances as of									
	6/30/13		3/31/13		12/31/12		9/30/12		6/30/12	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2008	11.4	9.2	11.8	9.4	12.9	11.1	15.3	13.0	15.2	14.6
2007	1,636.3	1,457.6	1,810.3	1,583.0	1,850.3	1,636.8	2,018.7	1,841.4	1,898.2	1,860.7
2006	1,390.0	1,247.1	1,475.7	1,300.7	1,493.7	1,315.8	1,494.1	1,333.5	1,449.7	1,357.1
2005 and prior	1,388.2	1,300.7	1,515.4	1,408.3	1,589.5	1,475.2	1,688.9	1,571.6	1,834.4	1,725.6
Total	**4,425.9**	**4,014.6**	**4,813.2**	**4,301.4**	**4,946.4**	**4,438.9**	**5,217.0**	**4,759.5**	**5,197.5**	**4,958.0**

Other ABS Balances by Loan Classification

	Balances as of									
	6/30/13		3/31/13		12/31/12		9/30/12		6/30/12	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	564.1	538.5	591.5	558.0	651.7	614.8	671.4	631.9	619.5	584.2
Automobile Receivables	500.1	498.9	471.1	468.1	535.2	531.1	573.8	568.8	460.0	456.9
CLO's *	49.1	48.4	53.6	53.8	66.1	68.0	82.1	86.0	75.2	84.5
Other	295.9	280.3	310.8	291.0	355.8	334.2	344.5	321.5	364.7	343.4
Total	**1,409.2**	**1,366.1**	**1,427.0**	**1,370.9**	**1,608.8**	**1,548.1**	**1,671.8**	**1,608.2**	**1,519.4**	**1,469.0**

* Excludes consolidated CLO's

Page 56 of 70

ING U.S.
RMBS Securities Summary

(in millions USD)

RMBS*
By Rating and Origination Year
As of June 30, 2013

	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
NAIC Designation	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	6,015.5	5,479.5	696.7	626.1	164.1	141.6	467.7	436.5	7,344.0	6,683.7
2	9.8	11.5	100.1	104.0	48.7	47.1	66.8	70.9	225.4	233.5
3	9.8	11.8	78.2	76.4	92.0	87.1	182.6	200.2	362.6	375.5
4	5.7	5.6	64.7	62.6	58.6	57.0	76.3	88.9	205.3	214.1
5	-	-	53.3	39.7	10.4	9.0	7.9	7.2	71.6	55.9
6	-	-	155.9	91.8	2.5	2.8	1.5	2.8	159.9	97.4
Total by rating	**6,040.8**	**5,508.4**	**1,148.9**	**1,000.6**	**376.3**	**344.6**	**802.8**	**806.5**	**8,368.8**	**7,660.1**

	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
ARO Rating	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	6,002.8	5,466.3	15.4	15.4	0.3	0.3	3.2	3.2	6,021.7	5,485.2
AA	3.1	3.0	40.2	37.7	1.2	1.2	8.4	8.2	52.9	50.1
A	-	-	102.8	95.9	6.9	6.5	43.1	44.1	152.8	146.5
BBB	-	-	166.5	168.5	14.0	14.3	48.0	49.6	228.5	232.4
BB	9.8	11.8	72.4	67.8	18.1	18.4	93.8	102.3	194.1	200.3
B and below	25.1	27.3	751.6	615.3	335.8	303.9	606.3	599.1	1,718.8	1,545.6
Total by rating	**6,040.8**	**5,508.4**	**1,148.9**	**1,000.6**	**376.3**	**344.6**	**802.8**	**806.5**	**8,368.8**	**7,660.1**

	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
Origination Year	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2013	335.6	342.4	-	-	-	-	-	-	335.6	342.4
2012	733.1	749.9	-	-	-	-	-	-	733.1	749.9
2011	929.0	928.7	-	-	-	-	-	-	929.0	928.7
2010	951.9	941.1	30.3	29.1	-	-	-	-	982.2	970.2
2009	400.7	395.5	14.8	15.0	-	-	-	-	415.5	410.5
2008	240.4	226.1	-	-	-	-	-	-	240.4	226.1
2007	506.9	460.2	162.3	152.1	79.3	75.3	230.5	221.2	979.0	908.8
2006	605.4	473.8	256.2	179.3	97.4	74.5	262.7	256.7	1,221.7	984.3
2005 and prior	1,337.8	990.7	685.3	625.1	199.6	194.8	309.6	328.6	2,532.3	2,139.2
Total by origination year	**6,040.8**	**5,508.4**	**1,148.9**	**1,000.6**	**376.3**	**344.6**	**802.8**	**806.5**	**8,368.8**	**7,660.1**

* Subprime mortgage-backed securities are included in RMBS under this presentation

Page 57 of 70

ING U.S.
CMBS and Other Asset-Backed Securities Summary

(in millions USD)

CMBS
By Rating and Vintage
As of June 30, 2013

Origination Year	AAA Fair Value	AAA Amortized Cost	AA Fair Value	AA Amortized Cost	A Fair Value	A Amortized Cost	BBB Fair Value	BBB Amortized Cost	BB Fair Value	BB Amortized Cost	B & Below Fair Value	B & Below Amortized Cost	Total Fair Value	Total Amortized Cost
2008	-	-	-	-	-	-	11.4	9.2	-	-	-	-	11.4	9.2
2007	77.0	71.8	395.9	359.0	188.0	171.2	509.2	445.2	315.6	285.8	150.6	124.6	1,636.3	1,457.6
2006	585.9	538.6	250.4	226.8	153.4	139.2	245.1	220.4	104.8	82.1	50.4	40.0	1,390.0	1,247.1
2005 and prior	983.9	942.9	169.2	158.4	151.1	137.6	34.5	33.0	36.4	23.6	13.1	5.2	1,388.2	1,300.7
Total by origination year	**1,646.8**	**1,553.3**	**815.5**	**744.2**	**492.5**	**448.0**	**800.2**	**707.8**	**456.8**	**391.5**	**214.1**	**169.8**	**4,425.9**	**4,014.6**

Other Asset-Backed Securities*
By Rating and Classification
As of June 30, 2013

ARO Rating	Credit Card Receivables Fair Value	Credit Card Receivables Amortized Cost	Automobile Receivables Fair Value	Automobile Receivables Amortized Cost	CLO's** Fair Value	CLO's** Amortized Cost	Other Fair Value	Other Amortized Cost	Total Fair Value	Total Amortized Cost
AAA	541.9	517.6	500.1	498.9	1.9	-	261.5	249.6	1,305.4	1,266.1
AA	-	-	-	-	28.0	24.2	2.1	2.6	30.1	26.8
A	22.2	20.9	-	-	13.5	11.3	15.7	16.0	51.4	48.2
BBB	-	-	-	-	-	-	12.4	11.3	12.4	11.3
BB	-	-	-	-	-	-	0.6	0.6	0.6	0.6
B and below	-	-	-	-	5.7	12.9	3.6	0.2	9.3	13.1
Total by rating	**564.1**	**538.5**	**500.1**	**498.9**	**49.1**	**48.4**	**295.9**	**280.3**	**1,409.2**	**1,366.1**

NAIC Designation	Credit Card Receivables Fair Value	Credit Card Receivables Amortized Cost	Automobile Receivables Fair Value	Automobile Receivables Amortized Cost	CLO's** Fair Value	CLO's** Amortized Cost	Other Fair Value	Other Amortized Cost	Total Fair Value	Total Amortized Cost
1	564.1	538.5	500.1	498.9	43.4	35.5	279.3	268.2	1,386.9	1,341.1
2	-	-	-	-	-	-	12.4	11.3	12.4	11.3
3	-	-	-	-	-	-	0.6	0.6	0.6	0.6
4	-	-	-	-	-	-	-	-	-	-
5	-	-	-	-	-	-	-	-	-	-
6	-	-	-	-	5.7	12.9	3.6	0.2	9.3	13.1
Total by rating	**564.1**	**538.5**	**500.1**	**498.9**	**49.1**	**48.4**	**295.9**	**280.3**	**1,409.2**	**1,366.1**

* Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.
** Excludes consolidated CLO's

Page 58 of 70

ING U.S.
Mortgage Loans on Real Estate

(in millions USD)

Mortgage Loans on Real Estate by Region and Property Type

	Balances as of									
	6/30/13		3/31/13		12/31/12		9/30/12		6/30/12	
U.S. Region	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Pacific	2,090.2	23.3%	2,025.5	22.7%	1,973.9	22.8%	2,065.6	23.7%	2,109.1	23.5%
South Atlantic	1,706.6	19.1%	1,725.9	19.3%	1,687.6	19.4%	1,690.6	19.4%	1,762.2	19.7%
Middle Atlantic	1,142.8	12.8%	1,000.5	11.2%	1,059.5	12.2%	1,054.5	12.1%	1,066.8	11.9%
East North Central	1,006.7	11.3%	1,020.1	11.4%	962.8	11.1%	986.8	11.4%	1,047.8	11.7%
West South Central	1,246.3	14.0%	1,301.6	14.5%	1,176.3	13.6%	1,107.9	12.8%	1,140.6	12.7%
Mountain	711.1	8.0%	800.9	8.9%	718.2	8.3%	693.2	8.0%	743.3	8.3%
West North Central	502.7	5.6%	535.0	6.0%	537.5	6.2%	525.9	6.1%	506.8	5.7%
New England	322.1	3.6%	334.8	3.7%	334.6	3.9%	330.1	3.8%	340.0	3.8%
East South Central	204.7	2.3%	209.0	2.3%	215.8	2.5%	232.5	2.7%	241.3	2.7%
Total Commercial Mortgage Loans [(1)]	**8,933.2**	**100.0%**	**8,953.3**	**100.0%**	**8,666.2**	**100.0%**	**8,687.1**	**100.0%**	**8,957.9**	**100.0%**
Property Type										
Industrial	3,183.5	35.7%	3,385.2	37.7%	3,361.5	38.8%	3,354.8	38.5%	3,458.2	38.6%
Retail	2,653.1	29.7%	2,609.9	29.2%	2,350.2	27.1%	2,167.5	25.0%	2,240.1	25.0%
Office	1,280.9	14.3%	1,243.3	13.9%	1,284.7	14.8%	1,344.9	15.5%	1,420.2	15.9%
Apartments	994.1	11.1%	935.8	10.5%	952.1	11.0%	974.2	11.2%	984.8	11.0%
Hotel/Motel	323.3	3.6%	324.1	3.6%	280.6	3.2%	436.4	5.0%	438.3	4.9%
Other	341.0	3.8%	353.9	4.0%	363.1	4.2%	334.9	3.9%	340.7	3.8%
Mixed Use	157.3	1.8%	101.1	1.1%	74.0	0.9%	74.4	0.9%	75.6	0.8%
Total Commercial Mortgage Loans [(1)]	**8,933.2**	**100.0%**	**8,953.3**	**100.0%**	**8,666.2**	**100.0%**	**8,687.1**	**100.0%**	**8,957.9**	**100.0%**
Loan Size										
Under $5 million	1,607.7	18.0%	1,662.9	18.6%	1,683.0	19.4%	1,698.4	19.5%	1,718.4	19.2%
$5 million but less than $10 million	1,601.5	17.9%	1,694.8	18.9%	1,641.1	18.9%	1,675.4	19.3%	1,674.6	18.7%
$10 million but less than $20 million	1,725.0	19.3%	1,639.0	18.3%	1,578.6	18.2%	1,611.8	18.6%	1,593.8	17.8%
$20 million but less than $30 million	1,085.7	12.2%	966.1	10.8%	753.2	8.7%	705.3	8.1%	718.2	8.0%
$30 million and over	2,913.3	32.6%	2,990.5	33.4%	3,010.3	34.8%	2,996.2	34.5%	3,252.9	36.3%
Total Commercial Mortgage Loans [(1)]	**8,933.2**	**100.0%**	**8,953.3**	**100.0%**	**8,666.2**	**100.0%**	**8,687.1**	**100.0%**	**8,957.9**	**100.0%**
Other Stats as ratios										
LTV - Origination	58.5%		58.1%		57.7%		56.9%		56.6%	
LTV - Current	55.5%		55.3%		55.0%		53.8%		54.4%	
Debt Service Coverage	1.9		1.9		2.0		2.0		2.0	
Other Stats in USD millions										
60+day delinq (incl in process of foreclosure)										
US GAAP Book Value	9.0		9.0		9.0		16.7		16.7	
Allowance for loan losses	4.1		3.9		3.9		4.5		4.7	

[(1)] Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

Page 59 of 70

ING U.S.
U.S. and Foreign Corporate Securities

(in millions USD)

Summary of Corporate Securities by Industry Category

		Balances as of									
		6/30/13		3/31/13		12/31/12		9/30/12		6/30/12	
Type	**Industry**	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	3,893.5	10.2%	4,056.8	10.4%	3,670.9	9.6%	3,608.0	9.8%	3,438.1	9.8%
	Financial	5,629.2	14.7%	5,826.4	15.0%	5,579.5	14.7%	5,341.0	14.5%	5,399.7	15.4%
	Industrial and other companies	21,014.9	55.0%	21,203.8	54.4%	21,065.0	55.4%	19,999.6	54.5%	18,863.9	53.7%
	Utilities	6,641.3	17.4%	6,813.6	17.5%	6,718.7	17.6%	6,756.4	18.4%	6,513.1	18.5%
	Transportation	1,037.6	2.7%	1,044.4	2.7%	1,040.0	2.7%	1,009.9	2.8%	923.2	2.6%
	Sub-total	38,216.5	100.0%	38,945.0	100.0%	38,074.1	100.0%	36,714.9	100.0%	35,138.0	100.0%
Private	Communications	426.2	3.2%	491.2	3.6%	499.6	3.6%	498.5	3.6%	362.6	2.7%
	Financial	918.6	6.8%	917.0	6.7%	1,036.1	7.5%	1,040.5	7.5%	1,029.3	7.6%
	Industrial and other companies	8,660.6	64.0%	8,511.4	61.7%	8,587.4	61.8%	8,519.0	61.6%	8,322.9	61.7%
	Utilities	3,006.5	22.3%	3,302.1	24.0%	3,356.0	24.2%	3,410.3	24.6%	3,401.8	25.2%
	Transportation	494.6	3.7%	547.1	4.0%	405.2	2.9%	369.2	2.7%	383.1	2.8%
	Sub-total	13,506.5	100.0%	13,768.8	100.0%	13,884.3	100.0%	13,837.5	100.0%	13,499.7	100.0%
Total	Communications	4,319.7	8.4%	4,548.0	8.6%	4,170.5	8.0%	4,106.5	8.2%	3,800.7	7.8%
	Financial	6,547.8	12.7%	6,743.4	12.8%	6,615.6	12.7%	6,381.5	12.6%	6,429.0	13.2%
	Industrial and other companies	29,675.5	57.3%	29,715.2	56.4%	29,652.4	57.1%	28,518.6	56.4%	27,186.8	55.9%
	Utilities	9,647.8	18.6%	10,115.7	19.2%	10,074.7	19.4%	10,166.7	20.1%	9,914.9	20.4%
	Transportation	1,532.2	3.0%	1,591.5	3.0%	1,445.2	2.8%	1,379.1	2.7%	1,306.3	2.7%
	Total	**51,723.0**	**100.0%**	**52,713.8**	**100.0%**	**51,958.4**	**100.0%**	**50,552.4**	**100.0%**	**48,637.7**	**100.0%**

Page 60 of 70

ING U.S.
Exposure to European Debt-Fixed Maturities and Equity Securities

(in millions USD)

Exposure to Select European Countries	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
As of June 30, 2013	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Amortized Cost	% of Total
Ireland	-	0.0%	-	0.0%	315.0	4.3%	315.0	3.8%	302.7	3.8%
Italy	-	0.0%	-	0.0%	267.3	3.7%	267.3	3.2%	253.3	3.2%
Portugal	-	0.0%	-	0.0%	9.8	0.1%	9.8	0.1%	7.6	0.1%
Spain	-	0.0%	-	0.0%	238.7	3.3%	238.7	2.9%	230.2	2.9%
Total Peripheral Euro-Zone	**-**	**0.0%**	**-**	**0.0%**	**830.8**	**11.4%**	**830.8**	**10.0%**	**793.8**	**10.0%**
Austria	-	0.0%	-	0.0%	16.0	0.2%	16.0	0.2%	15.0	0.2%
Belgium	37.4	12.4%	-	0.0%	344.0	4.7%	381.5	4.6%	333.0	4.2%
Bulgaria	5.9	2.0%	-	0.0%	-	0.0%	5.9	0.1%	5.8	0.1%
Croatia	27.1	9.0%	-	0.0%	-	0.0%	27.1	0.3%	25.5	0.3%
Czech Republic	-	0.0%	-	0.0%	9.9	0.1%	9.9	0.1%	10.1	0.1%
Denmark	-	0.0%	10.3	1.3%	112.3	1.6%	122.6	1.5%	114.5	1.5%
Finland	-	0.0%	-	0.0%	42.4	0.6%	42.4	0.5%	40.0	0.5%
France	-	0.0%	95.1	12.0%	376.6	5.2%	471.7	5.7%	447.8	5.7%
Germany	-	0.0%	51.5	6.5%	560.7	7.7%	612.2	7.3%	571.2	7.2%
Hungary	6.1	2.0%	-	0.0%	-	0.0%	6.1	0.1%	5.9	0.1%
Iceland	-	0.0%	1.1	0.1%	-	0.0%	1.1	0.0%	-	0.0%
Kazakhstan	57.9	19.1%	-	0.0%	7.5	0.1%	65.4	0.8%	61.7	0.8%
Latvia	4.9	1.6%	-	0.0%	-	0.0%	4.9	0.1%	4.6	0.1%
Lithuania	32.9	10.9%	-	0.0%	-	0.0%	32.9	0.4%	30.6	0.4%
Luxembourg	-	0.0%	-	0.0%	124.0	1.7%	124.0	1.5%	122.7	1.6%
Netherlands	-	0.0%	174.5	22.0%	1,132.7	15.7%	1,307.2	15.6%	1,222.9	15.4%
Norway	-	0.0%	2.9	0.4%	238.1	3.3%	241.0	2.9%	240.3	3.1%
Russian Federation	78.6	25.9%	-	0.0%	95.4	1.3%	174.0	2.1%	164.4	2.1%
Slovakia	5.1	1.7%	-	0.0%	-	0.0%	5.1	0.1%	5.0	0.1%
Slovenia	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Sweden	23.7	7.8%	19.8	2.5%	125.6	1.7%	169.0	2.0%	156.5	2.0%
Switzerland	-	0.0%	150.2	18.9%	547.2	7.6%	697.4	8.4%	645.8	8.2%
Turkey	22.9	7.6%	-	0.0%	37.2	0.5%	60.1	0.7%	61.7	0.8%
United Kingdom	-	0.0%	287.8	36.3%	2,643.5	36.6%	2,931.3	35.0%	2,795.4	35.5%
Total Non-Peripheral Europe	**302.5**	**100.0%**	**793.2**	**100.0%**	**6,413.1**	**88.6%**	**7,508.8**	**90.0%**	**7,080.4**	**90.0%**
Total Europe	**302.5**	**100.0%**	**793.2**	**100.0%**	**7,243.9**	**100.0%**	**8,339.6**	**100.0%**	**7,874.2**	**100.0%**

Page 61 of 70

ING U.S.

Additional Information

ING U.S.
Adjustments to Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
DAC/VOBA and other intangibles unlocking							
Retirement	(1.4)	3.0	(8.9)	15.9	(5.0)	1.6	(1.2)
Annuities	9.9	7.0	(44.4)	(12.9)	(8.6)	16.9	(28.9)
Total Retirement Solutions	8.5	10.0	(53.3)	3.0	(13.6)	18.5	(30.1)
Investment Management	-	-	-	-	-	-	-
Individual Life	(4.9)	(2.7)	4.6	3.4	(0.2)	(7.6)	(4.6)
Employee Benefits	-	-	-	-	-	-	-
Total Insurance Solutions	(4.9)	(2.7)	4.6	3.4	(0.2)	(7.6)	(4.6)
Ongoing Business	**3.6**	**7.3**	**(48.7)**	**6.4**	**(13.8)**	**10.9**	**(34.7)**
Corporate	-	-	-	-	-	-	-
Total Closed Blocks	-	-	-	-	-	-	-
Total DAC/VOBA and other intangibles unlocking	**3.6**	**7.3**	**(48.7)**	**6.4**	**(13.8)**	**10.9**	**(34.7)**
Additional adjustments*							
Retirement	-	-	-	(1.0)	(50.1)	-	(30.3)
Annuities	-	-	-	(0.3)	(18.5)	-	(10.9)
Total Retirement Solutions	-	-	-	(1.3)	(68.6)	-	(41.2)
Investment Management	-	-	-	-	2.2	-	2.2
Individual Life	-	-	-	5.2	(3.1)	-	9.6
Employee Benefits	-	-	-	0.6	(3.8)	-	(0.5)
Total Insurance Solutions	-	-	-	5.8	(6.9)	-	9.1
Ongoing Business	**-**	**-**	**-**	**4.5**	**(73.3)**	**-**	**(29.9)**
Corporate	(43.2)	(41.9)	(39.2)	(39.8)	(32.1)	(85.1)	(48.8)
Total Closed Blocks	-	-	-	-	(10.1)	-	(5.8)
Total non-recurring items and interest expense	**(43.2)**	**(41.9)**	**(39.2)**	**(35.3)**	**(115.5)**	**(85.1)**	**(84.5)**
Total adjustments to operating earnings							
Retirement	(1.4)	3.0	(8.9)	14.9	(55.1)	1.6	(31.5)
Annuities	9.9	7.0	(44.4)	(13.2)	(27.1)	16.9	(39.8)
Total Retirement Solutions	8.5	10.0	(53.3)	1.7	(82.2)	18.5	(71.3)
Investment Management	-	-	-	-	2.2	-	2.2
Individual Life	(4.9)	(2.7)	4.6	8.6	(3.3)	(7.6)	5.0
Employee Benefits	-	-	-	0.6	(3.8)	-	(0.5)
Total Insurance Solutions	(4.9)	(2.7)	4.6	9.2	(7.1)	(7.6)	4.5
Ongoing Business	**3.6**	**7.3**	**(48.7)**	**10.9**	**(87.1)**	**10.9**	**(64.6)**
Corporate	(43.2)	(41.9)	(39.2)	(39.8)	(32.1)	(85.1)	(48.8)
Total Closed Blocks	-	-	-	-	(10.1)	-	(5.8)
Total adjustments to operating earnings	**(39.6)**	**(34.6)**	**(87.9)**	**(28.9)**	**(129.3)**	**(74.2)**	**(119.2)**

* Additional adjustments include impact of portfolio restructuring and interest expenses

Page 63 of 70

ING U.S.

Average Capital and Financial Leverage

Balances as of

(in millions USD, unless otherwise indicated) 6/30/13 12/31/12

ING U.S., Inc. Shareholders’ Equity 12,471.6 13,874.9

AOCI 2,087.8 3,710.7

ING U.S., Inc. Shareholders’ Equity, excluding AOCI 10,383.8 10,164.2

Financial Leverage (1) 3,683.3 3,808.3

Total Capital 14,067.1 13,972.5

Financial Leverage to Total Capital 26.2% 27.3%

Average Capital (average for period) 14,021.0 13,886.4

(1) Financial leverage is defined as short term debt, long term debt, and loans from certain subsidiaries, excluding operating leverage. We define operating leverage as self-liquidating forms of financing, including securities lending, reverse repurchase and captive reinsurance reserve financing arrangements. The following table presents a reconciliation of financial leverage to debt:

Balances as of

(in millions USD, unless otherwise indicated) 6/30/13 12/31/12

Short-term Debt 138.6 1,064.6

Long-term Debt 3,265.7 3,171.1

Total Debt 3,404.3 4,235.7

Less: operating leverage -(688.5)

Plus: loans from subsidiaries 279.0 261.1

Financial Leverage 3,683.3 3,808.3

ING U.S.
Operating Revenues by Segment

(in millions USD)	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	Year-to-Date 6/30/13	6/30/12
Retirement	596.9	583.2	570.5	582.1	538.9	1,180.1	1,119.3
Annuities	304.0	307.6	317.4	309.7	328.7	611.6	679.9
Total Retirement Solutions	900.9	890.8	887.9	891.8	867.6	1,791.7	1,799.2
Investment Management	148.6	131.9	142.5	142.2	130.2	280.5	260.8
Individual Life	694.8	687.1	694.2	678.5	709.2	1,381.9	1,421.2
Employee Benefits	311.7	318.1	313.6	310.5	313.8	629.8	627.1
Total Insurance Solutions	1,006.5	1,005.2	1,007.8	989.0	1,023.0	2,011.7	2,048.3
Ongoing Business	**2,056.0**	**2,027.9**	**2,038.2**	**2,023.0**	**2,020.8**	**4,083.9**	**4,108.3**
Corporate	7.9	17.1	19.2	13.2	19.3	25.0	33.5
Total Closed Blocks	33.6	45.5	38.2	40.5	38.9	79.1	92.3
Total operating revenues	**2,097.5**	**2,090.5**	**2,095.6**	**2,076.7**	**2,079.0**	**4,188.0**	**4,234.1**
Adjustments:							
Closed Block Variable Annuity	(60.3)	(444.0)	68.1	42.5	798.2	(504.3)	(180.6)
Net realized investment gains (losses) and related charges and adjustments	(41.9)	30.4	49.5	253.4	197.2	(11.5)	300.5
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	70.1	20.6	(29.5)	43.8	(56.5)	90.7	68.8
Revenues related to business exited through reinsurance or divestment	(55.8)	(12.1)	1.1	27.7	28.3	(67.9)	35.8
Revenues (loss) attributable to noncontrolling interests	60.9	40.3	(34.0)	63.7	262.8	101.2	284.1
Other adjustments to operating revenues*	70.1	92.9	53.0	56.5	52.9	163.0	104.5
Total revenue	**2,140.6**	**1,818.6**	**2,203.8**	**2,564.3**	**3,361.9**	**3,959.2**	**4,847.2**

* Other adjustments to operating revenue includes: Fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, as well as other items where the income is passed on to third parties.

Page 65 of 70

ING U.S.
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
Investment spread and other investment income:							
Net investment income and net realized gains (losses)							
Retirement	388.8	388.9	380.1	384.5	347.2	777.7	735.3
Annuities	283.5	287.1	298.4	291.7	304.2	570.6	633.2
Investment Management	6.1	2.8	5.6	17.3	13.3	8.9	18.7
Individual Life	215.4	216.9	213.1	229.7	224.0	432.3	471.0
Employee Benefits	27.9	28.4	27.0	30.0	25.6	56.3	57.3
Total net investment income and net realized gains (losses)	**921.7**	**924.1**	**924.2**	**953.2**	**914.3**	**1,845.8**	**1,915.5**
Total Ongoing Business	**921.7**	**924.1**	**924.2**	**953.2**	**914.3**	**1,845.8**	**1,915.5**
Adjustments:							
Interest credited	(551.3)	(552.2)	(567.1)	(565.0)	(575.9)	(1,103.5)	(1,165.9)
Other	(9.4)	(8.2)	(14.7)	(16.4)	(9.4)	(17.6)	(34.8)
Total adjustments	**(560.7)**	**(560.4)**	**(581.8)**	**(581.4)**	**(585.3)**	**(1,121.1)**	**(1,200.7)**
Ongoing investment spread and other investment income	**361.0**	**363.7**	**342.4**	**371.8**	**329.0**	**724.7**	**714.8**
Fee based margin:							
Fee income							
Retirement	189.0	183.8	182.7	181.6	173.6	372.8	350.7
Annuities	11.2	9.9	10.4	9.5	8.2	21.1	15.6
Investment Management	132.3	121.7	122.6	120.1	114.1	254.0	232.0
Individual Life	280.0	276.8	282.0	262.4	288.0	556.8	571.3
Employee Benefits	15.8	15.8	15.9	15.7	15.5	31.6	30.9
Total Fee Income	**628.3**	**608.0**	**613.6**	**589.3**	**599.4**	**1,236.3**	**1,200.5**
Other revenue							
Retirement	15.3	10.0	6.8	15.5	15.1	25.3	29.8
Annuities	2.6	2.8	2.3	2.4	4.6	5.4	7.6
Investment Management	10.2	7.4	14.3	4.8	2.8	17.6	10.1
Individual Life	7.3	7.6	7.4	6.4	10.5	14.9	12.8
Employee Benefits	(1.0)	(1.0)	(0.9)	(1.0)	0.4	(2.0)	(1.8)
Total other revenue	**34.4**	**26.8**	**29.9**	**28.1**	**33.4**	**61.2**	**58.5**
Total Ongoing Business	**662.7**	**634.8**	**643.5**	**617.4**	**632.8**	**1,297.5**	**1,259.0**
Adjustments:							
Surrender fees and MVA charges	(11.3)	(1.5)	2.8	(5.3)	(13.0)	(12.8)	(20.2)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(288.7)	(285.6)	(291.0)	(273.8)	(292.5)	(574.3)	(584.9)
Other	1.5	(4.1)	(5.3)	(2.3)	(6.5)	(2.6)	(2.4)
Total adjustments	**(298.5)**	**(291.2)**	**(293.5)**	**(281.4)**	**(312.0)**	**(589.7)**	**(607.5)**
Ongoing fee based margin	**364.2**	**343.6**	**350.0**	**336.0**	**320.8**	**707.8**	**651.5**

Page 66 of 70

ING U.S.
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
Net underwriting gain (loss) and other revenue:							
Premiums							
Retirement	3.8	0.5	0.9	0.5	3.0	4.3	3.5
Annuities	6.7	7.8	6.3	6.1	11.7	14.5	23.5
Investment Management	-	-	-	-	-	-	-
Individual Life	192.1	185.8	191.7	180.0	186.7	377.9	366.1
Employee Benefits	269.0	274.9	271.6	265.8	272.3	543.9	540.7
Total premiums	**471.6**	**469.0**	**470.5**	**452.4**	**473.7**	**940.6**	**933.8**
Interest credited and other policyholder benefits							
Retirement	(212.1)	(204.6)	(212.9)	(210.5)	(210.4)	(416.7)	(418.8)
Annuities	(183.9)	(184.4)	(192.3)	(200.3)	(219.6)	(368.3)	(461.5)
Investment Management	-	-	-	-	-	-	-
Individual Life	(512.4)	(501.6)	(489.1)	(509.5)	(531.0)	(1,014.0)	(1,035.8)
Employee Benefits	(213.2)	(242.6)	(220.9)	(214.0)	(223.2)	(455.8)	(457.2)
Total interest credited and other policyholder benefits	**(1,121.6)**	**(1,133.2)**	**(1,115.2)**	**(1,134.3)**	**(1,184.2)**	**(2,254.8)**	**(2,373.3)**
Total Ongoing Business	**(650.0)**	**(664.2)**	**(644.7)**	**(681.9)**	**(710.5)**	**(1,314.2)**	**(1,439.5)**
Adjustments:							
Interest credited	551.3	552.2	567.1	565.0	575.9	1,103.5	1,165.9
Surrender fees and MVA charges	11.3	1.5	(2.8)	5.3	13.0	12.8	20.2
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	287.2	284.9	293.9	295.2	292.5	572.1	583.5
Sales inducements amortization and unlocking	12.0	10.1	11.7	11.3	11.0	22.1	26.7
FAS 113 and SOP 03-1 amortization and unlocking	7.2	6.4	2.3	18.6	-	13.6	2.8
Other	(14.9)	(11.0)	(5.4)	0.6	(3.3)	(25.9)	(1.0)
Total adjustments	**854.1**	**844.1**	**866.8**	**896.0**	**889.1**	**1,698.2**	**1,798.1**
Ongoing net underwriting gain (loss) and other revenue	**204.1**	**179.9**	**222.1**	**214.1**	**178.6**	**384.0**	**358.6**

Page 67 of 70

ING U.S.
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	6/30/13	6/30/12
Administrative expenses and trail commissions:							
Operating and interest expense							
Retirement	(210.0)	(204.0)	(204.7)	(199.1)	(208.0)	(414.0)	(422.3)
Annuities	(32.2)	(31.0)	(30.4)	(32.2)	(31.3)	(63.2)	(62.6)
Investment Management	(107.5)	(101.8)	(111.3)	(103.1)	(99.0)	(209.3)	(196.6)
Individual Life	(94.8)	(91.8)	(102.8)	(99.2)	(97.4)	(186.6)	(199.0)
Employee Benefits	(60.5)	(60.0)	(60.7)	(56.7)	(57.6)	(120.5)	(118.8)
Total administrative expenses and trail commissions	**(505.0)**	**(488.6)**	**(509.9)**	**(490.3)**	**(493.3)**	**(993.6)**	**(999.3)**
Total Ongoing Business	**(505.0)**	**(488.6)**	**(509.9)**	**(490.3)**	**(493.3)**	**(993.6)**	**(999.3)**
Adjustments:							
Other	22.9	22.2	24.6	18.4	19.1	45.1	38.3
Total adjustments	**22.9**	**22.2**	**24.6**	**18.4**	**19.1**	**45.1**	**38.3**
Ongoing administrative expenses and trail commissions	**(482.1)**	**(466.4)**	**(485.3)**	**(471.9)**	**(474.2)**	**(948.5)**	**(961.0)**
DAC/VOBA and other intangibles amortization and unlocking:							
Net amortization of DAC/VOBA							
Retirement	(42.7)	(36.8)	(44.7)	(27.1)	(49.4)	(79.5)	(83.2)
Annuities	(28.4)	(37.9)	(88.4)	(44.6)	(50.9)	(66.3)	(92.5)
Investment Management	-	-	-	-	-	-	-
Individual Life	(47.6)	(42.9)	(47.7)	(16.6)	(47.4)	(90.5)	(98.0)
Employee Benefits	(3.9)	(3.1)	(3.4)	(3.7)	(3.9)	(7.0)	(6.4)
Total net amortization of DAC/VOBA	**(122.6)**	**(120.7)**	**(184.2)**	**(92.0)**	**(151.6)**	**(243.3)**	**(280.1)**
Total Ongoing Business	**(122.6)**	**(120.7)**	**(184.2)**	**(92.0)**	**(151.6)**	**(243.3)**	**(280.1)**
Adjustments							
Sales inducements amortization and unlocking	(12.0)	(10.1)	(11.7)	(11.3)	(11.0)	(22.1)	(26.7)
FAS 113 and SOP 03-1 amortization and unlocking	(7.2)	(6.4)	(2.3)	(18.6)	-	(13.6)	(2.8)
Unearned revenue reserve amortization and unlocking	1.5	0.7	(2.9)	(21.4)	-	2.2	1.4
Other	(0.1)	1.1	0.8	(0.3)	0.1	1.0	(0.1)
Total adjustments	**(17.8)**	**(14.7)**	**(16.1)**	**(51.6)**	**(10.9)**	**(32.5)**	**(28.2)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(140.4)**	**(135.4)**	**(200.3)**	**(143.6)**	**(162.5)**	**(275.8)**	**(308.3)**

Page 68 of 70

ING U.S.

Fixed Maturity Securities—Hannover Life Re Modco Reinsurance

(in millions USD)

Total investments, after consolidation (See Portfolio Composition page), include the following amounts related to business sold to Hannover Re through Modco reinsurance, in which the risk associated with these policies has been transferred to

Hannover Life Re:

Balances as of

6/30/13 3/31/13 12/31/12 9/30/12 6/30/12

Fixed Maturity Securities—Hannover Life Re Modco Reinsurance

Security Sector

U.S. Government agencies and authorities 87.1 22.5 41.9 19.7 19.5

U.S. Corporate—Public 896.6 782.1 798.7 818.2 812.3

Foreign Government / Agency 3.4 3.5 2.0 2.8 2.8

Foreign Corporate—Public 138.5 144.0 144.2 129.2 121.1

State, municipalities and political subdivisions 108.2 118.3 119.4 119.8 118.8

Residential mortgaged-backed securities:

Agency 107.9 124.4 133.4 139.4 145.0

Non—Agency 1.5 1.8 2.2 2.5 2.8

Total Residential mortgage-backed securities 109.4 126.2 135.6 141.9 147.8

Commercial mortgage-backed securities 100.3 108.0 114.7 121.2 124.4

Other asset-backed securities 19.0 22.2 25.8 27.7 28.3

Total fixed maturities, including securities pledged 1,462.5 1,326.8 1,382.3 1,380.5 1,375.0

ING U.S.
Ratings

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
ING Life Insurance and Annuity Company	A	A-	A-	A3
ING USA Annuity & Life Insurance Company	A	A-	A-	A3
Midwestern United Life Insurance Company	A-	NR	A-	NR
ReliaStar Life Insurance Company	A	A-	A-	A3
ReliaStar Life Insurance Company of New York	A	A-	A-	A3
Security Life of Denver Insurance Company	A	A-	A-	A3
Credit Ratings				
ING U.S., Inc.				
Long-Term Issuer Credit	bbb	BBB	BBB-	Baa3
Long-Term Senior Unsecured Debt	bbb	BBB-	BBB-	Baa3
Junior Subordinated Debt	bb+	BB	BB	Ba1 (hyb)
Commercial Paper	NR	F2	A-2	P-2
Lion Connecticut Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB-	Baa3

Investor Information

Corporate Offices:

ING U.S.
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Christopher Breslin
212-309-8941
Christopher.Breslin@us.ing.com

Web Site:
investors.ing.us

Investor Contact:

Darin Arita
212-309-8999
IR@us.ing.com

Page 70 of 70